Execution Version WEIL:\99037057\16\18434.0011 THIS TRANSACTION SUPPORT AGREEMENT IS NOT AND SHALL NOT BE DEEMED AN OFFER OR ACCEPTANCE WITH RESPECT TO ANY SECURITIES. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS. NOTHING CONTAINED IN THIS TRANSACTION SUPPORT AGREEMENT SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE SUPPORT EFFECTIVE DATE (AS DEFINED HEREIN), DEEMED BINDING ON ANY OF THE PARTIES TO THIS AGREEMENT ON THE TERMS DESCRIBED IN THIS AGREEMENT. TRANSACTION SUPPORT AGREEMENT This TRANSACTION SUPPORT AGREEMENT (together with all exhibits, schedules, and attachments hereto, as amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of March 15, 2023, is entered into by and among: (i) ATI Physical Therapy Inc. (“Topco”), ATI Holdings Acquisition, Inc. (the “Borrower”), Wilco Intermediate Holdings, Inc. (“Holdings”) and the Guarantors under the Credit Agreement (each, a “Company Party” and collectively, the “Company” or the “Company Parties”); (ii) Barclays Bank PLC (“Barclays”), as lender under the Credit Agreement; (iii) Barclays, as Administrative Agent under the Credit Agreement (pursuant to Section 28 hereof); (iv) HPS Investment Partners, LLC, as Lender Representative under the Credit Agreement and each HPS Lender under the Credit Agreement (“HPS” and together with Barclays, the “Consenting First Lien Lenders”); (v) Certain entities affiliated with or managed by, or affiliates of each of (a) Knighthead Capital Management, LLC, (b) Marathon Asset Management LP, (c) Onex Credit Management LLC and Onex Credit Partners, LLC, and (d) Caspian Capital L.P., as holders of 100% of the Preferred Stock and, to the extent specified on the signature pages hereto, as lenders under the Credit Agreement; and (vi) The undersigned investment entities affiliated with Advent International Corporation (“Advent” and together with the Consenting First Lien Lenders and the Consenting Preferred Equityholders, the “Consenting Stakeholders”), as holder of the majority of the Common Stock issued and outstanding as of the date hereof. Each Company Party and Consenting Stakeholder is referred to as a “Party” and collectively, the “Parties.” WHEREAS, the Parties have agreed to undertake the Transaction (as defined herein) on the terms and subject to the conditions set forth herein, including as set forth in the Transaction Exhibit 10.1

-2- WEIL:\99037057\16\18434.0011 Term Sheet (as defined herein), which is the product of arm’s-length, good faith discussions between the Parties and their respective advisors; WHEREAS, as of the date hereof, each Consenting First Lien Lender and Consenting Crossholder is the beneficial owner, or the investment advisor or manager for the beneficial owner(s), of Term Loans or Revolving Loans, as applicable, in the amount set forth on its signature page hereto; WHEREAS, as of the date hereof, each Consenting Preferred Equityholder is the beneficial owner, or the investment advisor or manager for the beneficial owner(s), of Preferred Stock in the amounts set forth on its signature page hereto; WHEREAS, as of the date hereof, HPS and the Consenting Crossholders collectively hold, directly or indirectly, 100% of the outstanding Term Loans; WHEREAS, as of the date hereof, the Consenting Preferred Equityholders collectively hold, directly or indirectly, 100% of the Preferred Stock; WHEREAS, as of the date hereof, Advent holds, directly or indirectly, in excess of 56% of the Common Stock issued and outstanding as of the date hereof; and WHEREAS, the Parties desire to express to each other their mutual support and commitment in respect of the matters addressed in this Agreement and in the transaction term sheet attached hereto as Exhibit A (together with all term sheets, schedules, exhibits, and annexes attached thereto, and as may be modified in accordance with the terms hereof, the “Transaction Term Sheet”). NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows: 1. Certain Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Transaction Term Sheet. As used in this Agreement, the following terms have the following meanings: (a) “Administrative Agent” as defined in the definition of “Credit Agreement”. (b) “Agreement Among Lenders” has the meaning ascribed to the term “AAL” in the Credit Agreement. (c) “Alternative Transaction” means any plan, dissolution, winding up, liquidation, receivership, assignment for the benefit of creditors, workout, sale or disposition, reorganization, assignment for the benefit of creditors, merger, consolidation, tender offer, exchange offer, business combination, joint venture, partnership, sale of all or substantially all assets, debt Exhibit 10.1

-3- WEIL:\99037057\16\18434.0011 equitization, recapitalization, refinancing, material amendment, new money financing transaction or restructuring of any of the Company Parties or their assets other than the Transaction, as set forth in the Transaction Term Sheet. (d) “Assignment and Assumption Agreement” means the Master Assignment and Assumption Agreement, the terms and conditions of which are materially set forth in the Transaction Term Sheet. (e) “Certificate of Designation Amendment” means that certain Certificate of Amendment to Certificate of Designation of Series A Senior Preferred Stock of Topco, filed with the Delaware Secretary of State on or prior to the Closing Date. (f) “Claim” means, except as otherwise defined solely for the purposes of section 6 of this Agreement, any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured. (g) “Closing Date” means the date on which the Transaction is consummated. (h) “Common Stock” means Topco’s issued and outstanding Class A common stock. (i) “Consenting Crossholder” means any party to this agreement which is both a lender under the Credit Agreement and a holder of Preferred Stock, in each case as indicated on the signature page or applicable Joinder Agreement for such party. (j) “Consenting Preferred Equityholder” means any party to this agreement which is a holder of Preferred Stock, as indicated on the signature page or applicable Joinder Agreement for such party. (k) “Consenting Preferred Equityholders’ Consent” means that certain Action by Written Consent of the Series A Senior Preferred Stockholders of the Company approving the Transaction and certain related matters. (l) “Credit Agreement” means that certain Credit Agreement, dated as of February 24, 2022, by and among the Borrower, Holdings, the lenders party thereto, Barclays, as Administrative Agent (together with its permitted successors and assigns in such capacity, the “Administrative Agent”), and HPS Investment Partners LLC, as Lender Representative, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 30, 2022. (m) “Credit Agreement Amendment” means Amendment No. 2 to the Credit Agreement, the material terms and conditions of which are set forth in the Transaction Term Sheet and Exhibit B to the Transaction Term Sheet. (n) “Default” has the meaning assigned to such term in the Credit Agreement. (o) “Definitive Documents” means the material agreements that are necessary to implement the Transaction, including, but not limited to: (a) the Credit Agreement Amendment, (b) the Assignment and Assumption Agreement, (c) any documents relating to the New Money Exhibit 10.1

-4- WEIL:\99037057\16\18434.0011 Financing, including, without limitation, the Second Lien Note Purchase Agreement, the Intercreditor Agreement, and the Registration Rights Agreement, (d) any documents relating to the Preferred Stock, including, without limitation, the Investors’ Rights Agreement Amendment, the Certificate of Designation Amendment, and the Consenting Preferred Equityholders’ Consent, (e) the Management Incentive Program, (f) any other documents related to the amendment and/or restatement of the Organizational Documents of the Company required to implement the Transaction, (g) an amendment to the Agreement Among Lenders and (h) such other related documents and ancillary agreements required to implement the Transaction. (p) “Event of Default” has the meaning assigned to such term in the Credit Agreement. (q) “Fees and Expenses” has the meaning set forth in Section 4(v). (r) “First Lien Loans” means the Term Loans and the Revolving Loans. (s) “First Lien Termination Event” means, solely with respect to the Consenting First Lien Lenders, any of the following: (i) if (a) any Default that is, in the good faith determination of the Company, incapable of being cured or (b) an Event of Default shall occur under the Credit Agreement; provided, that, clause (i) shall not apply to any Specified Default; or (ii) notice of the occurrence of a Consenting Stakeholder Termination Event by any other Consenting Stakeholder. (t) “Governmental Authority” means any federal, state, local or other governmental authority having jurisdiction over any of the Company Parties. (u) “Intercreditor Agreement” means the subordination and intercreditor agreement, to be entered as of the Closing Date, by and among the Administrative Agent on behalf of the holders of the First Lien Loans and an agent to be determined on behalf of the New Second Lien PIK Exchangeable Notes. (v) “Interest” means any capital stock, membership interest, partnership interest, or other equity security or rights exercisable or exchangeable into capital stock or any other equity security, whether vested or unvested, of a Company Party. (w) “Investors’ Rights Agreement” means that certain Investors’ Rights Agreement, dated February 24, 2022, by and among Topco and the Consenting Preferred Equityholders, among others. (x) “Investors’ Rights Agreement Amendment” means that certain First Amendment to the Investors’ Rights Agreement, to be entered as of the Closing Date, by and among Topco and the Consenting Preferred Equityholders party thereto. (y) “Joinder Agreement” means a joinder to this Agreement substantially in the form attached to this Agreement as Exhibit B providing, among other things, that such Person signatory thereto is bound by the terms of this Agreement. For the avoidance of doubt, any party that executes a Joinder Agreement shall be a “Consenting Stakeholder” and “Party” under this Agreement as provided therein. Exhibit 10.1

-5- WEIL:\99037057\16\18434.0011 (z) “Loan Documents” has the meaning assigned to such term in the Credit Agreement. (aa) “Majority Consenting Preferred Equityholders” means, at any time, Consenting Preferred Equityholders that collectively beneficially own or control more than at least 50% of all issued and outstanding Preferred Stock at such time. (bb) “Management Incentive Program” means that certain management incentive program to be adopted by Topco as of the Closing Date on terms and conditions reasonably acceptable to each of the Consenting Stakeholders. (cc) “New Money Financing” has the meaning set forth in the Transaction Term Sheet. (dd) “New Second Lien PIK Exchangeable Notes” means the new second lien PIK exchangeable notes to be issued by the Borrower (or, upon the request of the Majority Consenting Preferred Equityholders, Topco) to the Consenting Preferred Equityholders, the material terms of which are set forth in the Transaction Term Sheet. (ee) “Organizational Documents” means (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement, and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person. (ff) “Outside Closing Date” means June 15, 2023. (gg) “Outside Signing Date” means April 15, 2023. (hh) “Person” means any “person” as defined in section 101(41) of the Bankruptcy Code, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or other entity. (ii) “Preferred Equity Held Term Loans” means the Term Loans held by the Consenting Crossholders or their respective affiliates. (jj) “Preferred Stock” means Topco’s issued and outstanding Series A Preferred Stock. (kk) “Registration Rights Agreement” means a registration rights agreement to be entered as of the Closing Date, by and among Topco and the Consenting Preferred Equityholders for the benefit of the holders of the New Second Lien PIK Exchangeable Notes and the shares of Common Stock into which such notes are exchangeable. (ll) “Revolving Credit Facility” means the “Revolving Facility” as defined in the Credit Agreement. Exhibit 10.1

-6- WEIL:\99037057\16\18434.0011 (mm) “Revolving Loans” has the meaning assigned to such term in the Credit Agreement. (nn) “Securities Act” means the Securities Act of 1933, as amended. (oo) “Special Committee” means those certain special committees of the boards of directors of Topco and Borrower. (pp) “Specified Default” means any Default or Event of Default under Section 7.01(e) of the Credit Agreement prior to the Outside Closing Date arising from the Borrower’s failure to deliver an audit report for its fiscal year ended December 31, 2022 that satisfies the requirements set forth in Section 5.01(b) of the Credit Agreement. (qq) “Support Effective Date” means the date on which the counterpart signature pages to this Agreement have been executed and delivered by each of the Parties hereto. (rr) “Tax Code” means the Internal Revenue Code of 1986, as amended. (ss) “Term Loan Facility” means the “Term Facility” as defined in the Credit Agreement. (tt) “Term Loans” has the meaning assigned to such term in the Credit Agreement. (uu) “Transaction” means all acts, events, and transactions contemplated by, required for, and taken to implement the transactions contemplated under this Agreement (including the Transaction Term Sheet and, for the avoidance of doubt, all other term sheets, schedules, exhibits, and annexes attached thereto), pursuant to the Definitive Documents, each in the singular and collectively, as applicable. (vv) “TSA Support Period” means the period commencing on the Support Effective Date and ending on the earliest of (i) with respect to any Party, the date on which this Agreement is terminated in accordance with Section 8 hereof with respect to such Party, (ii) the Outside Closing Date, and (iii) the Closing Date. 2. Transaction Term Sheet; Definitive Documents. (a) Transaction Term Sheet. The Transaction Term Sheet (and all schedules, annexes, and exhibits thereof) is expressly incorporated herein by reference and made part of this Agreement as if fully set forth herein. The Transaction Term Sheet, including the schedules, annexes, and exhibits thereto, sets forth certain material terms and conditions of the Transaction. Notwithstanding anything else in this Agreement to the contrary, in the event of any inconsistency between this Agreement and the Transaction Term Sheet (including the attachments thereto, as applicable), the Transaction Term Sheet (including the attachments thereto, as applicable) shall control. (b) Definitive Documents. The Definitive Documents remain subject to negotiation and completion. Each of the Definitive Documents shall (i) contain terms and conditions consistent in all material respects with this Agreement, including, for the avoidance of doubt, the Exhibit 10.1

-7- WEIL:\99037057\16\18434.0011 Transaction Term Sheet, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 12 herein, and (ii) to the extent any matter is not addressed in the Transaction Term Sheet, shall be in form and substance reasonably acceptable to the Company and each of the Consenting Stakeholders party to the applicable Definitive Document; provided, that, any provision of any Definitive Document which has an adverse effect on HPS or the Revolving Lenders shall be in form and substance satisfactory to HPS or the Required Revolving Lenders, as applicable (such consent not to be unreasonably withheld). 3. Agreements of the Consenting Stakeholders; Acknowledgment of the Company Parties. (a) Agreement to Support. During the TSA Support Period, each of the Consenting Stakeholders agree, subject to the terms and conditions hereof (including, for the avoidance of doubt, the termination rights under Section 8), that each Consenting Stakeholder, severally and not jointly, shall use commercially reasonable efforts to: (i) support the Transaction, to act in good faith and to take any and all actions reasonably necessary to consummate the Transaction in a manner consistent with this Agreement, as promptly as practicable, and in no event later than the Outside Closing Date; (ii) not direct any Person to take any action inconsistent with the Consenting Stakeholder’s obligations under this Agreement, and, if such Person, at the direction of the Consenting Stakeholder in breach of this Agreement, takes any action inconsistent with the Consenting Stakeholder’s obligations under this Agreement, the Consenting Stakeholder shall direct and use commercially reasonable efforts to cause such Person to cease, withdraw, and refrain from taking any such action; (iii) negotiate in good faith the Definitive Documents and, to the extent applicable, execute the Definitive Documents; (iv) not directly or indirectly, through any Person, take any action, including initiating (or encouraging any other Person to initiate) any legal proceeding, that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay, or impede the consummation of the Transaction; (v) to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Transaction, negotiate in good faith appropriate additional or alternative provisions to address any such impediment (to the extent not prohibited by law or regulation applicable to the Consenting Stakeholders); (vi) obtain and deliver such approvals, consents, waivers, and documents as are necessary to authorize the Consenting Stakeholders’ or the Company’s consummation and implementation of the Transaction in accordance with this Agreement, including the Transaction Term Sheet; (vii) support and take all actions reasonably necessary or reasonably requested by the Company to confirm such Consenting Stakeholder’s support for, and facilitate the Exhibit 10.1

-8- WEIL:\99037057\16\18434.0011 consummation of the Transaction (to the extent not prohibited by law or regulation applicable to the Consenting Stakeholders); and (viii) consent to the releases set forth in Section 6 hereof (it being understood that such releases shall not become effective until the Closing Date); provided, that, any obligation, other than with respect to the commitment obligations in connection with the New Money Financing, arising under this Section 3(a) shall not require any Consenting Stakeholder to, directly or indirectly, incur any non de minimis cost, expense, liability, or Claim. (b) Temporary Forbearance, Etc.. (i) Forbearance by the Consenting Preferred Equityholders and Advent. Each of the Consenting Preferred Equityholders and Advent shall temporarily forbear during the TSA Support Period from the exercise of any and all rights and remedies against any of the Company Parties in contravention of this Agreement or that would reasonably be expected to prevent, interfere with, delay, or impede the consummation of the Transaction, whether at law, in equity, by agreement or otherwise, which are or become available to them in respect of any Claims (as defined below) or Interests, as applicable, including, without limitation, any rights and all rights and remedies arising under or in connection with the Certificate of Designation or the Investors’ Rights Agreement, in each case to the maximum extent permitted by law. For the avoidance of doubt, the foregoing forbearance shall not be construed to impair the ability of the Consenting Stakeholders to take any remedial action, without requirement for any notice, demand, or presentment of any kind (except as required by the Credit Agreement and/or any other Loan Document), at any time after the TSA Support Period (unless the TSA Support Period is terminated solely as a result of the occurrence of the Closing Date). If the Transaction is not consummated or if this Agreement is terminated for any reason (other than termination solely as a result of the occurrence of the Closing Date), the Consenting Stakeholders fully reserve any and all of their rights. (ii) Forbearance by Consenting First Lien Lenders. (A) To induce the Consenting First Lien Lenders to execute this Agreement, each Company Party (for itself and on behalf of each of their respective subsidiaries) hereby acknowledges, stipulates, represents, warrants and agrees as follows: (1) No Default or Event of Default under the Credit Agreement and/or any other Loan Document has occurred and is continuing as of the date hereof; provided that no representation is made in this sentence with respect to the forbearance in respect of any Specified Default. Except as expressly set forth in this Section 3(b)(ii) with respect to any Specified Default, the agreements of the Consenting First Lien Lenders hereunder to forbear in the exercise of their respective rights, remedies, powers, privileges and defenses under the Loan Documents in respect of any Specified Default during the TSA Support Period do not in any manner whatsoever limit any right of any of the Consenting First Lien Exhibit 10.1

-9- WEIL:\99037057\16\18434.0011 Lenders to insist upon compliance with this Agreement or any Loan Document during the TSA Support Period. (2) Nothing has occurred that constitutes or otherwise can be construed or interpreted as a waiver of, or, except as expressly set forth in this Section 3(b)(ii) with respect to any Specified Default, otherwise to limit in any respect, any rights, remedies, powers, privileges and defenses that the Administrative Agent, the Consenting First Lien Lenders or any other lenders under the Credit Agreement have or may have arising as the result of any Default or Event of Default (including any Specified Default) that has occurred or that may occur under the Credit Agreement, the other Loan Documents or applicable law. Except as expressly set forth in this Section 3(b)(ii) with respect to any Specified Default, the Consenting First Lien Lenders’ actions in entering into this Agreement are without prejudice to the rights of any of the Administrative Agent, the Consenting First Lien Lenders or any other lenders under the Credit Agreement to pursue any and all remedies under the Loan Documents pursuant to applicable law or in equity available to it in its sole discretion upon the termination (whether upon expiration thereof, upon acceleration or otherwise) of the TSA Support Period. (3) All of the assets pledged, assigned, conveyed, mortgaged, hypothecated or transferred to the Administrative Agent pursuant to the Collateral Documents (as defined in the Credit Agreement) are (and shall continue to be) subject to valid and enforceable, subject to the Legal Reservations (as defined in the Credit Agreement), liens and security interests of the Administrative Agent, as collateral security for all of the Secured Obligations (as defined in the Credit Agreement), subject to no Liens other than Liens permitted by Section 6.02 of the Credit Agreement, and all of the Secured Obligations are secured by unavoidable, subject to the Legal Reservations, first-priority, subject to Liens permitted by Section 6.02 of the Credit Agreement, security interest in and liens on the Collateral, as described in the Collateral Documents. Each Company Party (for itself and for each of their respective subsidiaries) hereby reaffirms and ratifies its prior conveyance to the Administrative Agent of a continuing security interest in and lien on the Collateral (as defined in the Credit Agreement). There are no offsets, counterclaims or defenses (other than any defense arising from the permitted release of any Loan Party from its obligations under the Loan Documents in accordance with the express terms thereof) to any of the Secured Obligations, nor are there any bases for any arguments for avoidance, recharacterization, subordination or any other claim, cause of action or other challenge of any kind to the Secured Obligations or the security interests in and liens on the Collateral, as applicable, under the Bankruptcy Code or under any other applicable law or otherwise. (4) Except as expressly set forth herein in this Section 3(b)(ii) with respect to any Specified Default, the Company Parties understand and accept the temporary nature of the forbearance provided hereby and that the Consenting First Lien Lenders have given no assurances that they will extend such forbearance beyond the TSA Support Period or provide waivers under or amendments to the Exhibit 10.1

-10- WEIL:\99037057\16\18434.0011 Credit Agreement or any other Loan Document. For the avoidance of doubt, and except as expressly set forth in this Section 3(b)(ii) with respect to any Specified Default, the forbearance in this Section 3(b)(ii) shall not be construed to impair the ability of the Consenting First Lien Lenders to take any remedial action, without requirement for any notice, demand, or presentment of any kind, at any time during or after the TSA Support Period (other than any such notice, demand or presentment that is required by the terms of the Loan Documents). If this Agreement is terminated for any reason, the Consenting First Lien Lenders fully reserve any and all of their rights. (B) Subject to (1) the occurrence of the Support Effective Date and (2) the continuing effectiveness and enforceability of the Loan Documents in accordance with their terms, the Consenting First Lien Lenders and the Consenting Crossholders agree to forbear in the exercise of their respective rights, remedies, powers, privileges and defenses under the Credit Agreement and the other Loan Documents solely in respect of any Specified Default during the TSA Support Period; provided that, (I) without limiting the terms of this clause (B), each Company Party shall comply with all limitations, restrictions, covenants and prohibitions that would otherwise be effective or applicable under the Loan Documents, and (II) nothing herein shall be construed as a waiver by the Administrative Agent, any Consenting First Lien Lender or any other Lender of any Specified Default. (C) Upon the occurrence of a termination of this Agreement with respect to any of the Consenting First Lien Lenders, this Agreement shall automatically and without any further action or notice terminate and be of no force and effect with respect to the Consenting First Lien Lenders; it being expressly agreed that the effect of such termination will be to permit the Consenting First Lien Lenders to exercise, or cause the exercise of, any rights, remedies, powers, privileges and defenses available to any of them under the Credit Agreement, the other Loan Documents or applicable law, immediately, without any further notice, demand, passage of time, presentment, protest or forbearance of any kind (all of which each Company Party hereby waives), in each case, subject to the terms of the Credit Agreement and the other Loan Documents. Notwithstanding anything contained in this Section 3(b)(ii) to the contrary, nothing in this Section 3(b)(ii) shall supersede, limit, waive or otherwise impair and/or modify the terms of any Definitive Document. Notwithstanding anything to the contrary in this Agreement, it is understood and agreed for the avoidance of doubt that the provisions in this Agreement that reference any Specified Default shall not be deemed to constitute an acknowledgement, inference or admission by the Company that any Specified Default has occurred or will occur. (c) Preservation of Rights. Notwithstanding the foregoing, nothing in this Agreement, shall: (i) be construed to limit consent and approval rights provided in this Agreement, the Transaction Term Sheet, and the Definitive Documents; (ii) be construed to prohibit any Consenting Stakeholder from contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement; and (iii) constitute a waiver or amendment of any provision of any documents or agreements that give rise to a Consenting Stakeholder’s Claims or Interests, as applicable. Exhibit 10.1

-11- WEIL:\99037057\16\18434.0011 (d) New Money Financing Commitment. So long as this Agreement has not been terminated and remains in full force and effect, each of the Consenting Preferred Equityholders (i) hereby commits, severally and not jointly, to provide (including through their affiliated designee(s) or assignee(s)) to the Company on the Closing Date a portion of the New Money Financing in an amount equal to the amount of the New Money Financing commitment set forth below its name on the signature page hereto in the form of the New Second Lien PIK Exchangeable Notes on the terms and conditions set forth in the Transaction Term Sheet (or as otherwise reasonably acceptable to the Consenting Preferred Equityholders, HPS, Barclays and the Company) and subject to the satisfaction of any conditions precedent reasonably agreed among the Consenting Preferred Equityholders and the Company Parties, and (ii) shall instruct the applicable agent or other representative under the New Second Lien PIK Exchangeable Notes to enter into the Intercreditor Agreement on the Closing Date. (e) Treatment of Preferred Equity Held Term Loans. So long as this Agreement has not been terminated and remains in full force and effect, each Consenting Crossholder hereby agrees that on the Closing Date (i) the amount of Preferred Equity Held Term Loans held by such Consenting Crossholder that is set forth below its name on the signature page hereto, which amounts for all such Consenting Crossholders aggregate to $100,000,000, shall be exchanged for New Second Lien PIK Exchangeable Notes on the terms and conditions set forth in the Transaction Term Sheet (or as otherwise reasonably acceptable to the Consenting Crossholders, HPS, Barclays and the Company) and subject to the satisfaction of any conditions precedent reasonably agreed among the Consenting Crossholders and the Company Parties, and (ii) such Consenting Crossholders shall instruct the applicable agent or other representatives under the New Second Lien PIK Exchangeable Notes to enter into the Intercreditor Agreement on the Closing Date. The New Second Lien PIK Exchangeable Notes shall be issued by the Borrower, or, if requested by the Majority Consenting Preferred Equityholders, Topco. (f) Consent Under the Credit Agreement. So long as this Agreement has not been terminated and remains in full force and effect, and subject to (i) the consummation of the actions contemplated under Section 3(d) and 3(e) above and the other transactions contemplated by the Transaction Term Sheet and (ii) the terms and conditions of this Agreement and the Transaction Term Sheet, each Consenting First Lien Lender and each Consenting Crossholder hereby agrees that on the Closing Date it shall (i) consent to (A) the covenant relief and modifications to the (1) Minimum Liquidity Covenant (as defined in the Credit Agreement), (2) Maximum Secured Net Leverage Covenant (as defined in the Credit Agreement), (B) the waiver of the requirement of the Borrower under Section 5.01(b) of the Credit Agreement to deliver audited financials without a “going concern” explanatory paragraph or like statement for the Fiscal Years (as defined in the Credit Agreement) ending December 31, 2022, December 31, 2023 and December 31, 2024, in each case, as set forth in the Transaction Term Sheet and (C) the other amendments to the Credit Agreement set forth in the Transaction Term Sheet and Exhibit B to the Transaction Term Sheet and (ii) enter into the documentation and take such actions contemplated by the Transaction Term Sheet. In consideration for the foregoing consent to the Transaction, the Company Parties hereby acknowledge and agree that (A) from and after the date of the Definitive Documents and until the second consecutive date for which Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for a Test Period ending on the last day of a fiscal quarter ending after the Closing Date is greater than $50,000,000 and the Borrower shall have delivered a Compliance Certificate (as defined in the Credit Agreement) to the Administrative Agent showing such calculation in Exhibit 10.1

-12- WEIL:\99037057\16\18434.0011 reasonable detail, interest on all Term Loans and Revolving Loans shall be increased by 1.00% per annum, which increased amount shall be paid on each Interest Payment Date (as defined in the Credit Agreement) (i) with respect to the Term Loans, in kind, and (ii) with respect to the Revolving Loans, in cash, (B) the Prepayment Premium with respect to all Term Loans in Section 2.12(f) of the Credit Agreement shall be reset from the Closing Date, (C) the Credit Agreement Amendment shall include the modifications thereto set forth in the Transaction Term Sheet and Exhibit B to the Transaction Term Sheet and (D) the Company shall pay the Increased Revolving Loan Interest Rate set forth in the Transaction Term Sheet. (g) Advent Voting Agreement. During the TSA Support Period, (a) provided, that, the non-Advent Parties have complied with their obligations hereunder and that this Agreement shall not have been terminated by any non-Advent Party, and (b) subject in all respects to the negotiation and completion of the Definitive Documents reasonably acceptable to Advent and that are consistent in all material respects with the terms and subject to the conditions set forth herein and in the Transaction Term Sheet, Advent, in its capacity solely as a holder of the Common Stock, hereby agrees to vote (in person or by proxy) at any meeting of the stockholders of Topco (whether annual, special or otherwise, and whether or not adjourned or postponed) or consent (or cause to be voted or consented) to any action by any written consent or resolution (x) in favor of any matters required under applicable law or stock exchange regulation to give effect to the Transaction, which shall include (i) the Company’s entry into the Definitive Documents, (ii) the appointment of directors to the board of directors of Topco by the Consenting Preferred Equityholders, (iii) any amendment and/or restatement of the Organizational Documents of the Company Parties or any other actions related to the Company’s corporate governance that are reasonably necessary to consummate the Transaction and (iv) any other transaction or proposal approved and/or recommended by the Special Committee, boards of directors, or members (as applicable) of the Company Parties relating directly or indirectly to the Transaction, which is reasonably necessary and appropriate to consummate the Transaction and are otherwise materially consistent with the Transaction Term Sheet and this Agreement and are reasonably acceptable to Advent, and (y) not support any other proposals that could reasonably be expected to delay or impair the ability of the Company to enter into the Definitive Documents or give effect to the Transaction. 4. Agreements of the Company Parties. (a) Covenants. Each Company Party agrees that, for the duration of the TSA Support Period, such Company Party shall (and shall cause its subsidiaries to): (i) support and use commercially reasonable efforts to consummate and complete the Transaction and take any actions reasonably necessary to consummate the Transaction in a manner consistent with this Agreement, as promptly as practicable, and in no event later than the Outside Closing Date; (ii) if the Company Parties receive an unsolicited bona fide proposal or expression of interest in undertaking an Alternative Transaction the Company Parties shall, within 48 hours of the receipt of such expression of interest, notify the Consenting Stakeholders of the receipt thereof, with such notice to include the material terms thereof and thereafter comply with Section 4(a)(iii)(B); Exhibit 10.1

-13- WEIL:\99037057\16\18434.0011 (iii) not (A) solicit, initiate or encourage the submission of any proposal or offer from any Person relating to an Alternative Transaction or (B) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing, provided that, the foregoing shall not limit the Company’s rights under section 8(e)(ii) in connection with the Fiduciary Out; (iv) not, nor encourage any other person or entity to, take any action which would, or would reasonably be expected to, breach or be inconsistent with this Agreement or delay, impede, appeal, or take any other negative action, directly or indirectly, to interfere with the consummation or implementation of the Transaction and, if such person or entity takes any action inconsistent with any Company Party’s obligations under this Agreement, the Company Party shall direct and use commercially reasonable efforts to cause such person or entity to cease, withdraw, and refrain from taking any such action; (v) (a) (I) no less than three (3) business days after the Support Effective Date and (II) during the TSA Support Period promptly (and no later than within five (5) business days after request) pay or reimburse the reasonable and documented, fees and out-of-pocket expenses of (1) Milbank LLP, counsel to HPS, (2) Davis Polk & Wardwell LLP, counsel to the Consenting Preferred Equityholders, (3) Ropes & Gray LLP, counsel to Advent, and (4) Cahill Gordon & Reindel LLP, counsel to Barclays and the Administrative Agent (collectively, the “Fees and Expenses”), and (b) upon the Closing Date, pay or reimburse any unpaid Fees and Expenses, in each case incurred pursuant to the representation of their respective client in connection with the negotiation, implementation, or closing of the Transaction and in each case by wire transfer to the applicable professional of immediately available funds; (vi) prepare such proxy statements, information statements or other disclosure documents with respect to solicitations of the Topco’s existing shareholders necessary or advisable to implement the Transaction, including providing any and all information reasonably required in connection therewith; (vii) to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Transaction, negotiate in good faith appropriate additional or alternative provisions to address any such impediment; (viii) consent to the releases set forth in Section 6 hereof; (ix) provide prompt written notice (in accordance with Section 22 hereof) to the Consenting First Lien Lenders, the Consenting Preferred Equityholders and Advent between the date hereof and the Closing Date of (A) receipt of any written notice from any Governmental Authority in connection with this Agreement or the Transaction; and (B) receipt of any written notice of any proceeding commenced, or, to the actual knowledge of the Company Parties, threatened against the Company Parties, that, if successful, would prevent or materially interfere with, delay, or impede the consummation of the Transaction; (x) without limiting the generality of the foregoing, except as expressly contemplated by this Agreement or otherwise in the ordinary course of business consistent with Exhibit 10.1

-14- WEIL:\99037057\16\18434.0011 past practice, each of the Company Parties shall not, without prior written consent of each of the Consenting Stakeholders, (A) amend its Organizational Documents, (B) combine or reclassify any shares of capital stock of the Topco or declare, set aside, or pay any dividend or other distribution in respect of the capital stock of the Company, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company equity securities, (C) issue, deliver or sell, or authorize the issuance, delivery or sale of, any Company equity securities or amend any term of any Company equity security, except, for the avoidance of doubt, in connection with any grant under the Company’s 2021 Equity Incentive Plan (as amended, expanded or supplemented from time to time), or (D) enter into an agreement to do any of the foregoing; (xi) from and after the date of this Agreement and during the TSA Support Period, operate the business of the Company and its subsidiaries in a manner determined by the Company to be reasonable and prudent given the circumstances existing at the time; and (xii) not designate any subsidiaries as “Unrestricted Subsidiaries” under the Credit Agreement. 5. Conditions to Effectiveness of the Transaction. (a) Conditions to Closing. The closing of the Transaction and the obligations of the parties in connection therewith are subject to satisfaction of each of the following conditions: (i) (a) each Definitive Document and any other documentation necessary to consummate the Transaction (other than those documents permitted to be executed and delivered on a post-closing basis in accordance with the terms thereof) shall be in form and substance reasonably acceptable to, and have been executed and delivered by, each party thereto, provided, that, any provision of any Definitive Document which has an adverse effect on HPS or the Revolving Lenders shall be in form and substance satisfactory to HPS or the Required Revolving Lenders, as applicable, and (b) any conditions precedent related thereto shall have been satisfied or waived; (ii) this Agreement shall be in full force and effect; (iii) the conditions precedent to the Transaction Term Sheet and any Definitive Document shall have been satisfied or waived by the appropriate parties in accordance with their terms; (iv) the Company Parties shall have paid or reimbursed any and all reasonable and documented, fees and out-of-pocket expenses of (A) Milbank LLP, counsel to HPS, (B) Davis Polk & Wardwell LLP, counsel to the Consenting Preferred Equityholders, (C) Ropes & Gray LLP, counsel to Advent, and (D) Cahill Gordon & Reindel LLP, counsel to Barclays and the Administrative Agent, in each case incurred pursuant to the representation of their respective client in connection with the negotiation, implementation, and closing of the Transaction; (v) approval by Topco stockholders of the Transaction and the other transactions contemplated by the Definitive Documents; and Exhibit 10.1

-15- WEIL:\99037057\16\18434.0011 (vi) the Fees and Expenses as of such date shall be paid by the Company by wire transfer or immediately available funds. In addition, solely with respect to Barclays, the closing of the Transaction and the obligations of Barclays connection therewith are subject to the condition that each party to the Agreement Among Lenders shall have executed an amendment to the Agreement Among Lenders if required or reasonably requested by Barclays in connection with the Credit Agreement Amendment (which condition may be waived by Barclays). 6. Releases. (a) In consideration of the agreements of the Company, HPS, the Consenting Preferred Equityholders, Advent and Barclays contained herein and in the Definitive Documents, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, except with respect to the representations, warranties and/or covenants of the Company, HPS, the Consenting Preferred Equityholders, Advent and Barclays contained in the Definitive Documents and any other related transaction documents, (I) each Company Party, on behalf of itself and its successors, assigns, and other legal representatives (the “Company Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges HPS, Barclays, each Consenting Preferred Equityholder, and Advent, and, in each case, its successors and assigns, and its present and former shareholders, direct and indirect owners, partners, members, managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, employees, agents, attorneys, accountants, investment bankers, consultants and other representatives, and all Persons acting by, through, under or in concert with any of them, and each solely in their capacity as such (the “Company Released Parties”), (II) HPS, on behalf of itself and its successors, assigns, and other legal representatives (the “HPS Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Company Party, Consenting Preferred Equityholders (solely in such equityholder’s capacity as a Consenting Preferred Equityholder), Barclays and Advent, and, in each case, its successors and assigns, and its present and former shareholders, direct and indirect owners, partners, members, managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, employees, agents, attorneys, accountants, investment bankers, consultants and other representatives, and all Persons acting by, through, under or in concert with any of them, and each solely in their capacity as such (the “HPS Released Parties”), (III) each Consenting Preferred Equityholder, on behalf of itself and its successors, assigns, and other legal representatives (the “Consenting Preferred Equityholder Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Company Party, HPS, Barclays and Advent and, in each case, its successors and assigns, and its present and former shareholders, direct and indirect owners, partners, members, managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, employees, agents, attorneys, accountants, investment bankers, consultants and other representatives, and all Persons acting by, through, under or in concert with any of them, and each solely in their capacity as such (the “Consenting Preferred Equityholder Released Parties”), (IV) Advent, on behalf of itself and its successors, assigns, and other legal representatives (the “Advent Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Company Party, HPS, Barclays and each Consenting Preferred Equity Holder, and, in each case, its successors and assigns, and its present and former shareholders, direct and indirect owners, partners, members, Exhibit 10.1

-16- WEIL:\99037057\16\18434.0011 managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, employees, agents, attorneys, accountants, investment bankers, consultants and other representatives, and all Persons acting by, through, under or in concert with any of them, and each solely in their capacity as such (the “Advent Released Parties”), and (V) Barclays, on behalf of itself and its successors, assigns, and other legal representatives (together with the Company Releasing Parties, the HPS Releasing Parties, the Consenting Preferred Equityholder Releasing Parties and the Advent Releasing Parties, the “Releasing Parties”) (each of (I)-(V) in their capacities as such), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Company Party, HPS, each Consenting Preferred Equity Holder and Advent, and, in each case, its successors and assigns, and its present and former shareholders, direct and indirect owners, partners, members, managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, employees, agents, attorneys, accountants, investment bankers, consultants and other representatives, and all Persons acting by, through, under or in concert with any of them, and each solely in their capacity as such (together with the Company Released Parties, the HPS Released Parties, the Consenting Preferred Equityholder Released Parties and the Advent Released Parties, each in their capacities as such, the “Released Parties”), in each case, of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, recoupment, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, contingent or mature, suspected or unsuspected, both at law and in equity which any Releasing Party may now or hereafter own, hold, have or claim to have against the applicable Released Parties (as specified in this section 6(a)) or any of them for or on account of, or in relation to, or in any way in connection with the Company, the Company’s subsidiaries, the Transaction, actions taken to consummate the Transaction or any of the transactions contemplated thereunder or related thereto, and entry into the Definitive Documents; provided, that, (i) the release set forth in this Section 6(a) shall not be effective unless the Closing Date shall have occurred and (ii) nothing in this Section 6(a) shall be construed to (x) release the Released Parties from any (1) gross negligence, willful misconduct, or actual fraud, in each case as determined by a final order of a court of competent jurisdiction where such order is not subject to appeal, (2) Claims that arise solely from or relate to acts or omissions occurring after the Closing Date, (3) liability arising from or in connection with any pending shareholder or derivative actions filed against the Company or any of its officers and directors or any pending SEC inquiry or demand for information, or (4) obligations under, or waive any right to enforce, the terms of the Definitive Documents; or (y) (1) impact any Parties’ rights, as applicable and if any, to enforce the terms of the Loan Documents, including, without limitation, the indemnification provisions set forth therein, (2) constitute a waiver of any default or Event of Default arising thereunder or limit in any respect, any rights, remedies, powers, privileges and defenses that the Administrative Agent, the Consenting First Lien Lenders or any other lenders under the Credit Agreement have or may have arising as the result of any Default or Event of Default that has occurred or that may occur under the Credit Agreement or the other Loan Documents or (3) waive or release any indemnification and other obligations that are expressly stated in the Credit Agreement or any other Loan Document as surviving that respective agreement’s termination which shall remain in full force and effect. (b) Each Releasing Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an Exhibit 10.1

-17- WEIL:\99037057\16\18434.0011 injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. (c) In entering into this Agreement, each Releasing Party has consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the release set forth above does not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The release set forth herein shall survive the termination of this Agreement or the other agreements contemplated hereby. Each Releasing Party acknowledges and agrees that the release set forth above may not be changed, amended, waived, discharged or terminated orally. (d) For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the releases set forth in this Section 6 shall survive the termination of this Agreement but shall become effective only upon the closing of the Transaction. (e) References to Barclays in this Section 6 shall be a collective reference to Barclays Bank PLC in its capacity as Administrative Agent and Revolving Lender. 7. Transfer of Claims, Interests and Securities. (a) Except as otherwise provided in the Transaction Term Sheet, during the TSA Support Period, the Consenting Stakeholders agree, subject to the terms and conditions hereof, that each Consenting Stakeholder, severally and not jointly, shall not sell, transfer, loan, issue, participate, pledge, hypothecate, assign or otherwise dispose of or offer or contract to pledge, encumber, assign, sell or otherwise transfer (each, a “Transfer”), directly or indirectly, in whole or in part, any of its Claims against or Interests in the Company or any option thereon or any right or interest therein, unless such Transfer is made to a Person that is or becomes party to this Agreement or is otherwise approved by the Company. Notwithstanding the foregoing, (i) the Consenting Stakeholders shall be permitted during the TSA Support Period to Transfer their Claims and Interests, as applicable, to their respective affiliates and managed funds and accounts without the consent of any other party, provided that any such affiliate or managed fund or accounts agrees to be bound by the terms of this Agreement; and (ii) the foregoing restriction shall not be applicable to transferees that are broker-dealers or trading desks in their capacity or to the extent of their holdings as a broker-dealer or market maker of claims engaged in market making or riskless back-to-back trades. (b) Notwithstanding anything to the contrary herein, except as otherwise provided in the Transaction Term Sheet, each of the Consenting Preferred Equityholders and Advent, severally and not jointly, agrees that such Consenting Preferred Equityholder or Advent shall not, during the TSA Support Period, Transfer, or contract to Transfer, in whole or in part, directly or indirectly, any portion of its right, title, or interests in any of its shares, stock, or other equity interests in Topco, to the extent such action would impair any of the U.S. income tax attributes of Topco, Borrower, Holdings or any of their subsidiaries including, for the avoidance of doubt, under section Exhibit 10.1

-18- WEIL:\99037057\16\18434.0011 382 of the Tax Code (or analogous provisions of state income tax law); provided, however, that, (1) with respect solely to this Section 7(b), upon receipt of written notice of any proposed Transfer or contract to Transfer of shares, stock or other equity interests in TopCo, the Company shall (x) evaluate in good faith such proposed Transfer or contract to Transfer and, within 15 business days of the receipt of such notice, advise the proposing party as to whether such Transfer would result in an “ownership change” under Section 382 of the Internal Revenue Code (and to the extent applicable, U.S. Department of Treasury Regulations Section 1.1502-92) when viewed in the aggregate with any other proposed Transfers and (2) if the Company does not, within 15 business days, advise such proposing party that such proposed Transfer would be expected to result in such an “ownership change”, such Transfer shall not be prohibited by this Section 7(b). 8. Termination of Agreement. (a) This Agreement shall terminate as to all Parties or, if such termination arises under Section 8(e)(i) and (iv), the applicable Party, upon the receipt of written notice to such Parties, delivered in accordance with Section 22 hereof, from the Company Parties at any time after and during the continuance of any Company Termination Event. (b) This Agreement shall terminate with respect to a Consenting Stakeholder upon delivery to the other Parties of written notice, delivered in accordance with Section 22 hereof, from such Consenting Stakeholder at any time after and during the continuance of a Consenting Stakeholder Termination Event; provided, this Agreement shall remain in effect with respect to each other non-terminating Consenting Stakeholder unless and until such other Consenting Stakeholder separately terminates this Agreement as to itself pursuant to this Section 8(b). (c) This Agreement shall terminate with respect to each of HPS and Barclays upon delivery to the other Parties of written notice, delivered in accordance with Section 22 hereof, from HPS or Barclays, as applicable, at any time after and during the continuance of a First Lien Termination Event. (d) Notwithstanding any provision to the contrary in this Section 8, (A) except with respect to a Consenting Stakeholder Termination Event occurring under clause (ix) of the definition thereof, no Party may terminate this Agreement on account of a Company Termination Event or Consenting Stakeholder Termination Event, as applicable, caused by such Party’s failure to perform or comply in all material respects with the terms and conditions of this Agreement or where such Party is otherwise in breach of this Agreement (in each case unless such failure to perform, failure to comply, or breach arises from another Party’s breach of this Agreement that would otherwise be a Company Termination Event or Consenting Stakeholder Termination Event, as applicable) and (B) solely with respect to the Consenting First Lien Lenders, if (i) any Default that is, in the good faith determination of the Company, incapable of being cured or (ii) an Event of Default shall occur under the Credit Agreement, a Consenting First Lien Lender may terminate this Agreement on account of a Consenting Stakeholder Termination Event. (e) A “Company Termination Event” shall mean any of the following: (i) with respect to the applicable Consenting Stakeholder only, the breach in any material respect by any of the Consenting Stakeholders of any of the undertakings, Exhibit 10.1

-19- WEIL:\99037057\16\18434.0011 representations, warranties, or covenants set forth herein in any material respect that remains uncured for a period of five (5) business days after the receipt of written notice of such breach pursuant to Section 22 hereof (as applicable); (ii) the Special Committee, boards of directors, or members (as applicable) of the Company Parties reasonably determines in good faith based upon the advice of outside counsel that continued performance under this Agreement or pursuit of the Transaction would be inconsistent with the exercise of its fiduciary duties under applicable law; provided, however, that in the event a Company Party desires to terminate this Agreement pursuant to this Section 8(e)(ii) (such right to terminate this Agreement pursuant to this Section 8(e)(ii), the “Fiduciary Out”), the Company Party shall as soon as reasonably practicable but in no event less than one (1) day advance written notice to the Consenting First Lien Lenders, the Consenting Preferred Equityholders and Advent prior to the date such Company Party elects to terminate this Agreement pursuant to the Fiduciary Out advising the Consenting First Lien Lenders, the Consenting Preferred Equityholders and Advent that such Company Party intends to terminate this Agreement pursuant to the Fiduciary Out; (iii) the issuance by any Governmental Authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order declaring this Agreement to be unenforceable, enjoining the consummation of a material portion of the Transaction or rendering illegal this Agreement or the Transaction, where such ruling, judgment or order has not been not stayed, reversed or vacated within twenty-five (25) calendar days after such issuance and where the Company has used commercially reasonable efforts to cause such ruling to be stayed, reversed, or vacated; (iv) if any Consenting Stakeholder (A) publicly announces their intention not to support the Transaction or (B) validly terminates this Agreement as to themselves pursuant to Section 8(b), in which case the Company can terminate as to such Consenting Stakeholder; (v) if the Definitive Documents shall not have been executed by the requisite parties by the Outside Signing Date; or (vi) if the Transaction shall not have been consummated by the Outside Closing Date. Notwithstanding the foregoing, any of the dates or deadlines set forth in this Section 8 may be extended in writing by agreement of the Company, the Consenting First Lien Lenders, the Consenting Preferred Equityholders and Advent (email being sufficient), provided, for the avoidance of doubt, that the Outside Signing Date and Outside Closing Date shall only be extended in accordance with the terms of section 12 of this Agreement. (f) A “Consenting Stakeholder Termination Event” shall mean any of the following: (i) the material breach by any Company Party or another Consenting Stakeholder of (A) any covenant contained in this Agreement or (B) any other obligations of the Company Parties set forth in this Agreement, and, in each case, such breach remains uncured for Exhibit 10.1

-20- WEIL:\99037057\16\18434.0011 a period of five (5) business days after receipt of written notice thereof pursuant to Section 22 hereof (as applicable); (ii) the representations or warranties made by the Company will have been untrue in any material respect when made; (iii) the representations or warranties made by any Consenting Stakeholder will have been untrue in any material respect when made; (iv) the Definitive Documents and any amendments, modifications, or supplements thereto include terms that are materially inconsistent with the Transaction Term Sheet and are not otherwise reasonably acceptable to the Consenting Stakeholders who have consent rights over the applicable Definitive Document in accordance with Section 2(b) hereof, and such event remains unremedied for a period of five (5) business days following the Company Parties’ receipt of notice pursuant to Section 22 hereof (as applicable); (v) the issuance by any Governmental Authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order declaring this Agreement to be unenforceable, enjoining the consummation of the Transaction or rendering illegal this Agreement or the Transaction, and either (A) such ruling, judgment or order has been issued at the request of or with the acquiescence of a Company Party, or (B) in all other circumstances, such ruling, judgment or order has not been not stayed, reversed or vacated within twenty-five (25) calendar days after such issuance; (vi) if any Company Party (A) proposes, supports or agrees in writing to pursue (including, for the avoidance of doubt, as may be evidenced by a duly executed term sheet, letter of intent, or similar document) an Alternative Transaction, or (B) validly terminates this Agreement as to themselves pursuant to Section 8(b); (vii) [reserved]; (viii) if the Definitive Documents shall not have been executed by the requisite parties by the Outside Signing Date; (ix) if the Transaction shall not have been consummated on or before the Outside Closing Date; (x) solely with respect to the Consenting First Lien Lenders, a First Lien Termination Event; (xi) with respect to any Consenting Stakeholder other than the Consenting First Lien Lenders, obligations under the Credit Agreement shall have been accelerated and/or one or more lenders shall have exercised remedies thereof; or (xii) with respect to Advent, this Agreement is terminated by (i) any of the Consenting First Lien Lenders or (ii) Consenting Preferred Equityholders that collectively beneficially own or control more than 50% of all issued and outstanding Preferred Stock as of the date of such termination. Exhibit 10.1

-21- WEIL:\99037057\16\18434.0011 (g) Mutual Termination. This Agreement may be terminated by mutual agreement of each Party upon the receipt of written notice delivered in accordance with Section 22 hereof. (h) Automatic Termination. This Agreement shall terminate automatically, without any further action required by any Party, upon: (i) the filing or commencement of any proceeding relating to any of the Company Parties under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of any of the Company Parties or of any substantial part of their property; (ii) the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of any of the Company Parties or of any substantial part of their property; (iii) the making by any of the Company Parties of an assignment for the benefit of creditors or the admission by any of the Company Parties in writing of its inability to pay its debts generally as they become due; and (iv) the occurrence of the Closing Date. For the avoidance of doubt, the termination events outlined in this Section 8 shall not survive the Closing Date. (i) Effect of Termination. Upon the termination of this Agreement as to a Party in accordance with this Section 8, if the Transaction has not been consummated, and except as provided in Section 16 hereof, this Agreement shall forthwith become void and of no further force or effect as to such Party and such Party shall, except as provided otherwise in this Agreement, be immediately released from its liabilities, forbearances, obligations, commitments, undertakings and agreements under or related to this Agreement and shall have all the rights and remedies that it would have had and shall be entitled to take all actions, whether with respect to the Transaction or otherwise, that it would have been entitled to take had it not entered into this Agreement, including all rights and remedies available to it under applicable law and any applicable agreements (including, for the avoidance of doubt, the Loan Documents); provided, however, that, in no event shall any such termination relieve a Party from liability for its breach or non- performance of its obligations hereunder prior to the date of such termination. (j) If the Transaction has not been consummated prior to the date of termination of this Agreement, nothing herein shall be construed as a waiver by any Party of any or all of such Party’s rights and the Parties expressly reserve any and all of their respective rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms. Exhibit 10.1

-22- WEIL:\99037057\16\18434.0011 9. Definitive Documents; Good Faith Cooperation; Further Assurances. Subject to the terms and conditions described herein, during the TSA Support Period, each Company Party, severally and jointly, and each Consenting Stakeholder, severally but not jointly, hereby covenants and agrees to reasonably cooperate with the other Parties in good faith in connection with, and shall exercise commercially reasonable efforts with respect to the pursuit, approval, implementation, and consummation of the Transaction pursuant to the Transaction Term Sheet, as well as the negotiation, drafting, execution (to the extent such Party is a party thereto), and delivery of the Definitive Documents. Furthermore, subject to the terms and conditions hereof, during the TSA Support Period each Consenting Stakeholder, severally but not jointly, shall each use reasonable efforts to take such action as may be reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement, including the making and filing of any required regulatory filings, and shall each refrain from taking any action that would frustrate the purpose and intent of this Agreement; provided, that, (x) any obligation, other than with respect to the commitment obligations in connection with the New Money Financing, arising under this Section 9 shall not require any Consenting Stakeholder to, directly or indirectly, incur any non de minimis cost, expense, liability, or Claim and (y) for the avoidance of doubt, and notwithstanding anything herein or the Transaction Term Sheet to the contrary, in no instance shall any Definitive Document cause, require, or in any way permit any Company Party or any of their affiliates to amend, modify, impair, or in any way alter any indemnification or contribution agreement, undertaking, or obligation in favor of any Advent Released Party currently in place as of the date hereof. 10. Representations and Warranties. (a) Each Consenting Stakeholder, severally and not jointly, and each Company Party, severally and jointly, represent and warrant to the other Parties that the following statements are true, correct and complete as of the date hereof: (i) such Party is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all requisite corporate, partnership, limited liability company or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder, and the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership or other similar action on its part; (ii) the execution, delivery and performance by such Party of this Agreement does not and will not (A) violate any material provision of law, rule or regulation applicable to it or, as applicable, any of its subsidiaries or its charter or bylaws (or other similar governing documents) or those of any of its subsidiaries or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or, as applicable, any of its subsidiaries is a party, other than any default contemplated by the Transaction; Exhibit 10.1

-23- WEIL:\99037057\16\18434.0011 (iii) the execution, delivery and performance by such Party of this Agreement does not and will not require any registration or filing with, consent or approval of, or notice to, or other action, with or by, any federal, state or Governmental Authority or regulatory body; (iv) this Agreement is the legally valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; (v) such Party (A) is a sophisticated party with respect to the subject matter of this Agreement and the transactions contemplated hereby, (B) has adequate information concerning the matters that are the subject of this Agreement and the transactions contemplated hereby, (C) has such knowledge and experience in financial and business matters of this type that it is capable of evaluating the merits and risks of entering into this Agreement and of making an informed investment decision, and has independently and without reliance upon any warranty or representation by, or information from, any other Party or any officer, employee, agent or representative thereof, of any sort, oral or written, except the warranties and representations expressly set forth in this Agreement, and based on such information as such Party has deemed appropriate, made its own analysis and decision to enter into this Agreement and the transaction contemplated hereby, and (D) acknowledges that it has entered into this Agreement voluntarily and of its own choice and not under coercion or duress; (vi) with respect to the Company, such Party is not aware of the occurrence of any event, fact or circumstance that, due to any fiduciary or similar duty to any other Person, would prevent it from taking any action required of it under this Agreement; and (vii) such Party is not currently engaged in any discussions, negotiations or other arrangements with respect to any Alternative Transaction. (b) Each Consenting First Lien Lender, severally and not jointly, represents and warrants to the other Parties that such Consenting First Lien Lender is the beneficial owner of the aggregate principal amount of Term Loans or Revolving Loans, as applicable, set forth below its name on the signature page hereto, free and clear of any restrictions on transfer, liens, or options, warrants, purchase rights, contracts, commitments, claims, demands, and other encumbrances and does not own any other First Lien Loans, and/or (B) has sole investment and/or voting discretion and/or authority to vote on and provide consent or waivers with respect to such Term Loans or Revolving Loans. (c) Each Consenting Preferred Equityholder, severally and not jointly, represents and warrants to the other Parties that, as of the date hereof, each Consenting Preferred Equityholder (i) is the owner of the number of shares of Preferred Stock set forth below its name on the signature page hereto, free and clear of any restrictions on transfer, liens or options, warrants, purchase rights, contracts, commitments, claims, demands, and other encumbrances and does not own any other existing equity interests and (ii) has (A) sole investment or voting discretion with respect thereto, and (B) full power and authority to vote on and consent to matters concerning such equity interests or to exchange, assign, and transfer such equity interests. Exhibit 10.1

-24- WEIL:\99037057\16\18434.0011 (d) Advent, severally and not jointly, represents and warrants to the other Parties that, as of the date hereof, Advent (i) is the owner of the number of shares of Common Stock set forth below its name on the signature page hereto, free and clear of any restrictions on transfer, liens or options, warrants, purchase rights, contracts, commitments, claims, demands, and other encumbrances and does not own any other existing equity interests and (ii) has (A) sole investment or voting discretion with respect thereto, and (B) full power and authority to vote on and consent to matters concerning such equity interests or to exchange, assign, and transfer such equity interests. (e) Each Consenting Stakeholder represents and warrants to the other Parties that it (i) is an accredited investor (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act), (ii) understands that any securities to be acquired by it (if any) pursuant to the Transaction have not been registered under the Securities Act and that such securities are being offered and sold pursuant to the exemption from registration pursuant to Regulation D promulgated under the Securities Act, based in part upon such Consenting Stakeholder’s representations, as applicable, contained in this Agreement and cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available, (iii) has such knowledge and experience in financial and business matters that such Consenting Stakeholder is capable of evaluating the merits and risks of the securities to be acquired by it (if any) pursuant to the Transaction and understands and is able to bear any economic risks with such investment, (iv) is acquiring any securities to be acquired by it (if any) pursuant to the Transaction for its own account, for investment purposes only and not with a view to any distribution thereof that would not otherwise comply with the Securities Act and (v) did not decide to acquire any securities to be acquired by it (if any) pursuant to the Transaction as a result of any general solicitation or general advertising within the meaning of Rule 502 of Regulation D promulgated under the Securities Act. (f) Each Consenting Crossholder, severally and not jointly, represents and warrants to the other Parties that such Consenting Crossholder is the beneficial owner of the aggregate principal amount of Term Loans set forth below its name on the signature page hereto, free and clear of any restrictions on transfer, liens, or options, warrants, purchase rights, contracts, commitments, claims, demands, and other encumbrances and does not own any other Term Loans, and/or has sole investment and/or voting discretion and/or authority to vote on and provide consent or waivers with respect to such Term Loans. 11. Disclosure; Publicity. The Company Parties shall submit drafts to counsel to the Consenting Stakeholders, respectively, of any press release or other public statements that constitute disclosure of the existence or terms of this Agreement or any amendment to the terms of this Agreement or otherwise announcing the Transaction or relating to the Transaction at least two (2) business days prior to disclosure, or if such submission two business days prior to disclosure is not possible, as soon as reasonably practicable prior to disclosure. Except as required by applicable law, subpoena, or other legal process or regulation, and notwithstanding any provision of any other agreement between the Company and any Consenting Stakeholder to the contrary (other than in the Credit Agreement), no Party or its advisors shall disclose to any person (including, for the avoidance of doubt, any other Consenting Stakeholder), other than advisors to the Company, the principal amount or percentage of any debt or equity holdings of any Consenting Stakeholder without such Exhibit 10.1

-25- WEIL:\99037057\16\18434.0011 Consenting Stakeholder’s prior written consent; provided, however, that (a) if such disclosure is required by law, subpoena, or other legal process or regulation, the disclosing Party shall, to the extent permitted by law, afford the relevant Consenting Stakeholder a reasonable opportunity to review and comment in advance of such disclosure and shall take commercially reasonable measures to limit such disclosure (the expense of which, if any, shall be borne by the relevant Consenting Stakeholder), (b) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate principal amount of indebtedness or equity securities, as applicable, collectively held by the Consenting Stakeholders, (c) nothing in this Section 11 shall constitute a waiver or modification of any provision of those certain Confidentiality Agreements entered into between the Company and each Consenting Preferred Equityholder, and (d) nothing in this Section 11 shall prohibit any disclosures by HPS, Barclays or the Administrative Agent to any person to the extent such disclosure is permitted by the Credit Agreement, the Agreement Among Lenders or any other Loan Document. Notwithstanding the provisions in this Section 11, any Party may disclose, to the extent consented to in writing by a Consenting Stakeholder, such Consenting Stakeholder’s individual holdings. 12. Amendments and Waivers. This Agreement, including any exhibits or schedules hereto, may not be waived, modified, amended or supplemented except with the written consent of (i) the Company Parties, (ii) HPS, (iii) each of the Consenting Preferred Equityholders, provided that, with respect to Consenting Preferred Equityholders in the case of this clause (iii), any extension to the Outside Closing Date to a date no later than August 31, 2023 shall only require the written consent of Consenting Preferred Equityholders that collectively beneficially own or control more than at least 75% of all issued and outstanding Preferred Stock as of the date of such extension, and (iv) Advent and (v) Barclays (including in its capacity as Administrative Agent with respect to Section 11, Section 27 and Section 28), and any waiver, modification, amendment or supplement to this Section 12 shall require the written consent of all of the Parties provided, that this Agreement may not be amended in a manner adverse to any Released Party with respect to the releases governed by Section 6 hereof without such Released Party’s prior written consent. For the avoidance of doubt, this Agreement shall not modify or amend Section 9.02 of the Credit Agreement. 13. Effectiveness; Effect on Credit Agreement. This Agreement shall become effective and binding on all Parties on the Support Effective Date. The Credit Agreement, the Agreement Among Lenders and the other Loan Documents remain in full force and effect, except as expressly modified hereby. Nothing contained in this Agreement shall be construed as a substitution or novation of the obligations of the Loan Parties outstanding under the Credit Agreement or instruments securing the same, which obligations shall remain in full force and effect, except as expressly modified hereby. Nothing express or implied in this Agreement shall be construed as a release or other discharge of the Loan Parties from any of their obligations or liabilities under any Loan Document, and such obligations and liabilities shall remain in full force and effect, except as expressly modified hereby. Exhibit 10.1

-26- WEIL:\99037057\16\18434.0011 14. Governing Law; Jurisdiction; Waiver of Jury Trial (a) This Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the law of the State of New York, without giving effect to the conflict of laws principles thereof. Each of the Parties irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement brought by any Party or its successors or assigns shall be brought and determined in any federal or state court in the Borough of Manhattan in the State of New York, and, in the event the Company becomes the subject of any bankruptcy cases under chapter 11 of title 11 of the United States Code, the presiding bankruptcy court, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such proceeding arising out of or relating to this Agreement or the Transaction. Each of the Parties agrees not to commence any proceeding relating hereto or thereto except in the courts described above, other than proceedings in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court as described herein. Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any proceeding arising out of or relating to this Agreement or the Transaction, (i) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the proceeding in any such court is brought in an inconvenient forum, (B) the venue of such proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. (b) EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 15. Specific Performance/Remedies. It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief. Each Party also agrees Exhibit 10.1

-27- WEIL:\99037057\16\18434.0011 that it will not seek, and will waive any requirement for, the securing or posting of a bond in connection with any Party seeking or obtaining such relief. 16. Survival. Notwithstanding the termination of this Agreement pursuant to Section 8 hereof, the agreements and obligations of the Parties in this Section 16, and Sections 6, 8(i), 8(j), 10, 11, 14, 15, 17, 18, 19, 20, and 24 shall survive such termination and shall continue in full force and effect in accordance with the terms hereof; provided, however, that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination. For the avoidance of doubt, the Company's obligations to pay accrued and unpaid Fees and Expenses incurred in connection with the Transaction prior to the Company's exercise of the Fiduciary Out shall survive termination of this Agreement. 17. Headings The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement. 18. Successors and Assigns; Severability; Several Obligations. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, and executors. If any provision of this Agreement, or the application of any such provision to any Person or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof and this Agreement shall continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. The agreements, representations and obligations of the Parties are, in all respects, ratable and several and neither joint nor joint and several. 19. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties (and their respective successors, permitted assigns, heirs, and executors) and no other Person shall be a third-party beneficiary hereof; provided, that with respect to any Released Party, such Released Party shall be, and is deemed to be, a third-party beneficiary with respect to the releases granted pursuant to Section 6 hereof. 20. Prior Negotiations; Entire Agreement. This Agreement, including the exhibits and schedules hereto (including the Transaction Term Sheet) constitutes the entire agreement of the Parties, and supersedes all other prior negotiations, with respect to the subject matter hereof and thereof, except that the Parties Exhibit 10.1

-28- WEIL:\99037057\16\18434.0011 acknowledge that any confidentiality agreements (if any) heretofore executed between the Company Parties, on the one hand, and each Consenting Stakeholder, on the other hand, as applicable, shall continue in full force and effect; provided, that, in the event of a conflict between this Agreement and the Transaction Term Sheet, the Transaction Term Sheet shall control in all respects. 21. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement, with the effect as if all Parties had signed the same agreement. Execution copies of this Agreement may be delivered by electronic mail in portable document format (pdf), which shall be deemed to be an original for the purposes of this paragraph. 22. Notices. All notices hereunder shall be deemed given if in writing and delivered, if contemporaneously sent by electronic mail, by overnight courier or by registered or certified mail (return receipt requested) to the following addresses: (a) If to the Company Parties: ATI Physical Therapy, Inc. 790 Remington Blvd Bolingbrook, IL 60440 Attention: Erik Kantz Email: Erik.Kantz@atipt.com With a copy to (which shall not constitute notice): Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, NY 10153 Attention: Ray C. Schrock, P.C. Natasha S. Hwangpo Email: Ray.Schrock@weil.com Natasha.Hwangpo@weil.com (b) If to HPS: HPS Investment Partners, LLC 40 West 57th Street New York, NY US 10019 Attn: Aman Malik with a copy to: Milbank LLP 55 Hudson Yards New York, NY US 10001-2163 Exhibit 10.1

-29- WEIL:\99037057\16\18434.0011 Attention: John Britton Email: jbritton@milbank.com (c) If to the Consenting Preferred Equityholders: Davis Polk & Wardwell LLP 450 Lexington Ave New York, NY 10017 Attention: Brian Resnick Email: brian.resnick@davispolk.com (d) If to Barclays: Cahill Gordon & Reindel LLP 32 Old Slip New York, NY 10005 Attention: David Barash Email: dbarash@cahill.com (e) If to Advent: Ropes & Gray LLP 191 N Upper Wacker Drive 32nd Floor Chicago, IL 60606 Attention: Ryan Preston Dahl Email: Ryan.Dahl@ropesgray.com Any notice given by delivery, mail or courier shall be effective when received. Any notice given by electronic mail shall be effective upon transmission. 23. Joinder. One or more additional Persons may become party hereto after the date of this Agreement by executing and delivering a Joinder Agreement to the Company. Immediately upon the execution and delivery of a Joinder Agreement (and without any further action), each such additional Person will be bound by the terms of this Agreement and deemed to be a (i) “Consenting Stakeholder” and (ii) a “Party” for all purposes under this Agreement. For the avoidance of doubt, each Person that executes a Joinder Agreement shall have all of the rights and obligations of a Consenting Stakeholder of the applicable class of Consenting Stakeholder hereunder. 24. Reservation of Rights; No Admission. (a) Nothing contained herein shall limit the ability of any Party to consult with other Parties so long as such consultation or appearance is consistent with such Party’s obligations hereunder. Exhibit 10.1

-30- WEIL:\99037057\16\18434.0011 (b) Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict the ability of each of the Parties to protect and preserve its rights, remedies, and interests, including its Claims against any of the other Parties (or their respective affiliates or subsidiaries). This Agreement, including the Transaction Term Sheet, is part of a proposed settlement of matters that could otherwise be the subject of litigation among the Parties. Pursuant to Rule 408 of the Federal Rules of Evidence and any other applicable rules of evidence, and any other applicable law, foreign or domestic, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms. This Agreement shall in no event be construed as or be deemed to be evidence of an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever. Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses which it has asserted or could assert. 25. No Offer; Representation by Counsel; Adequate Information. (a) This Agreement is not and shall not be deemed an offer with respect to the issue or sale of securities to any person or entity, or the solicitation of an offer to acquire or buy securities, in any jurisdiction where such offer or solicitation would be unlawful. (b) Each Party acknowledges that it has had an opportunity to receive information from the Company Parties and that it has been, or is part of a group that has been, or has had an opportunity to be, represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived. 26. Time is of the Essence. The Parties acknowledge and agree that time is of the essence and that they must each use commercially reasonable efforts to effectuate and consummate the Transaction as soon as reasonably practicable. 27. Administrative Agent. Barclays, as Administrative Agent under the Credit Agreement, hereby agrees, at the direction of (i) HPS, representing the Required Term Lenders (as defined in the Credit Agreement), and (ii) Barclays, in its capacity as a Lender and representing the Required Revolving Lenders (in each case as such terms are defined in the Credit Agreement), to enter into the Intercreditor Agreement on the Closing Date so long as such Intercreditor Agreement is reasonably acceptable to Barclays in its capacity as Administrative Agent. 28. Administrative Agent Direction; Indemnity; Release. Barclays, as Administrative Agent under the Credit Agreement, makes no representations as to the validity or sufficiency of this Agreement. Each of the parties hereto acknowledges and agrees that Barclays Bank PLC is acknowledging this Agreement in its capacity as Administrative Agent under the Credit Agreement pursuant to direction from the Consenting Stakeholders signatory hereto and the Borrower with respect to Section 27 of this Agreement only. In Exhibit 10.1

-31- WEIL:\99037057\16\18434.0011 connection with the foregoing, the Consenting Stakeholders and the Borrower hereto acknowledge and agree that the terms of Article 8 and Article 9 of the Credit Agreement shall apply to the acknowledgment by the Administrative Agent of this Agreement and any action taken by the Administrative Agent in furtherance of this Agreement and the transactions described herein. [Signature Pages to Follow] Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and, as applicable, delivered by their respective duly authorized officers, solely in their respective capacities as officers of the undersigned and not in any other capacity, as of the date first set forth above. ATI PHYSICAL THERAPY, INC. By:____________________________ Name: Joseph Jordan Title: Chief Financial Officer ATI HOLDINGS ACQUISITION, INC. By:____________________________ Name: Joseph Jordan Title: Chief Financial Officer WILCO INTERMEDIATE HOLDINGS, INC. By:____________________________ Name: Joseph Jordan Title: Chief Financial Officer DocuSign Envelope ID: C267CFC5-30A2-4898-9EF0-A76FDBC50EFA Exhibit 10.1

DocuSign Envelope ID: 50FE94F9-759A-4322-85A7-018672A932FC

Exhibit 10.1

Subsidiary Guarantors:

ATI HOLDINGS OF ALABAMA, LLC
IDEAL PHYSICAL THERAPY OF TEXAS, LLC
ATI HOLDINGS, INC.
TOUCHSTONE HOLDCO LLC
ATI HOLDINGS MISSOURI, LLC
PROAXIS THERAPY, LLC
ADIENT ALASKA, LLC
ATI OF NEVADA AT DESERT VALLEY THERAPY, LLC
ATI HOLDINGS OF ARIZONA, LLC
ATI HOLDINGS, LLC
ATHLETIC & THERAPEUTIC INSTITUTE OF BOLINGBROOK, LLC
ATHLETIC & THERAPEUTIC INSTITUTE OF NAPERVILLE, LLC
ATHLETIC & THERAPEUTIC INSTITUTE OF MILWAUKEE, LLC
ATHLETIC & THERAPEUTIC INSTITUTE OF BOURBONNAIS, LLC
OHIO CENTERS FOR HAND AND PHYSICAL REHABILITATION, LLC
ADVANCED PHYSICAL THERAPY, LLC
COMMUNITY REHAB OF IOWA, LLC
PERFORMANCE REHABILITATION OF WESTERN NEW ENGLAND, LLC
MICHIGAN REHABILITATION SPECIALISTS OF FOWLERVILLE, LLC
QUANTUM PHYSICAL THERAPY CENTERS – YPSILANTI LLC
COMMUNITY REHAB, LLC
NEW CENTURY REHABILITATION, LLC
PHYSICAL THERAPY AT DAWN, LLC
ERHARDT PHYSICAL THERAPY AND SPORTS MEDICINE, LLC
WILLAMETTE SPINE CENTER PHYSICAL THERAPY AND REHABILITATION, LLC
MCMINNVILLE PHYSICAL THERAPY & SPORTS MEDICINE, LLC
PROAXIS GREENVILLE, LLC
PROAXIS THERAPY NC, LLC
PROAXIS THERAPY SC, LLC
MCM REHABILITATION, LLC
APPLE PHYSICAL THERAPY, LLC

DocuSigned by:

By: Joseph Jordan
1E071DC22E114E4

Name: Joseph Jordan
Title: Chief Financial Officer

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT]

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] HPS INVESTMENT PARTNERS, LLC By: Name: Aman Malik Title: Managing Director Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] HPS SPECIALTY LOAN FUND V, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $58,200,172.81 HPS SPECIALTY LOAN FUND V-L, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $60.63 SLIF V HOLDINGS, LLC By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $29,923,116.81 HPS SPECIALTY LOAN EUROPE FUND V, SCSP By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $10,924,153.86 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] HPS SPECIALTY LOAN ONTARIO FUND V, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $6,972,864.15 HPS SPECIALTY LOAN MASTER FUND (EUR) V L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $4,365,633.53 MORENO STREET DIRECT LENDING FUND, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $5,410,873.75 SPECIALTY LOAN VG FUND, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $2,806,480.28 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] FALCON CREDIT FUND, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $1,326,699.76 SAFETY NATIONAL CASUALTY CORPORATION By: HPS Investment Partners, LLC, as Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $4,066,996.61 HALITE 2020 DIRECT LIMITED By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $10,180,381.67 HC DIRECT LENDING FUND, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $6,062,603.65 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] HPS OCOEE SPECIALTY LOAN FUND, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $5,926,934.54 HPS ELBE UNLEVERED DIRECT LENDING FUND SCSP By: HPS Investment Partners, LLC, its Portfolio Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $4,546,952.72 HPS SPECIALTY LOAN FUND TX, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $9,320,395.10 PHILADELPHIA INDEMNITY INSURANCE COMPANY By: HPS Investment Partners, LLC, as Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $1,161,999.02 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] BUILD PRIVATE CREDIT, L.P. By: HPS Investment Partners, LLC, as Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $580,999.52 HPS CORPORATE LENDING FUND By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $40,675,040.90 CACTUS DIRECT HOLDINGS, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $15,194,400.38 SLF CX-2 HOLDINGS, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $7,624,027.22 BRICKYARD DIRECT HOLDINGS, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $3,046,458.34 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] SLF V INTERNATIONAL-L HOLDINGS, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $18,416,856.64 SLF V-L HOLDINGS, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $16,016,087.89 SLF V-L HOLDINGS B, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $16,016,027.26 SLF V INTERNATIONAL-L HOLDINGS B, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $18,416,856.65 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] PRESIDIO LOAN HOLDINGS, L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $3,827,018.54 VG HPS PRIVATE DEBT FUND L.P. By: HPS Investment Partners, LLC, its Investment Manager By: Name: Aman Malik Title: Managing Director Principal Amount of Term Loans: $27,380,938.38 Exhibit 10.1

Exhibit 10.1

KNIGHTHEAD ANNUITY & LIFE ASSURANCE COMPANY By: Knighthead Capital Management, LLC, its investment advisor +-t-j \ By: \JVi:::_A -----��----- Name: Laura Torrado Title: General Counsel Principal Amount of Term Loans: $17,866,077.93 Shares of Preferred Stock: 14,755 Amount of New Money Financing commitment: $5,304,456.00 Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: $17,866,077.93 Exhibit 10.1

KNIGHTHEAD DISTRESSED OPPORTUNITIES FUND, L.P. By: Knighthead Capital Management, LLC, its investment manager By: t�lli Name�ura Torrado Title: General Counsel Principal Amount of Term Loans: Shares of Preferred Stock: 19,232 Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: Exhibit 10.1

KNIGHTHEAD MASTER FUND, L.P. By: Knighthead Capital Management, LLC, its investment manager By:_@___:__:,c:._, ----°"----- Name: Laura Torrado Title: General Counsel Principal Amount of Term Loans: $17,412,801.02 Shares of Preferred Stock: 32,116 Amount of New Money Financing commitment: $5,169,898.00 Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: $17,412,801.02 Exhibit 10.1

KNIGHTHEAD (NY) FUND, L.P. By: Knighthead Capital Management, LLC, its investment advisor Byf{tl Name: Laura Torrado Title: General Counsel Principal Amount of Term Loans: $5,138,548.68 Shares of Preferred Stock: 9,477 Amount of New Money Financing commitment: $1,525,646.00 Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: $5,138,548.68 Exhibit 10.1

ONEX CAPITAL SOLUTIONS HOLDINGS, LP By: Onex Capital Solutions GP, LP, its general partner By: Onex Capital Solutions GP, LLC, its general partner By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 8,841,296.99 Shares of Preferred Stock: 22,145.30 Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 8,841,296.99 Exhibit 10.1

ONEX SENIOR CREDIT II, LP By: Onex Credit Partners, LLC, its investment manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 816,430.64 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 317,835.79 Exhibit 10.1

Onex Senior Credit Fund, LP. By: Onex Credit Partners, LLC its investment manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 7,571,181.66 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 2,947,454.88 Exhibit 10.1

OCM Loan Holdings LLC By: Onex Credit Management LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 240,483.28 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 93,619.95 Exhibit 10.1

Gore Mutual Insurance Company By: Onex Credit Management LLC, as Investment Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 213,201.57 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 82,999.20 Exhibit 10.1

OCP CLO 2014-5, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 915,453.17 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 356,385.18 Exhibit 10.1

OCP CLO 2014-6, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 2,249,195.10 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 875,609.83 Exhibit 10.1

OCP CLO 2015-9, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 950,818.36 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 370,152.81 Exhibit 10.1

OCP CLO 2015-10, Ltd. By: By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 953,849.66 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 371,332.90 Exhibit 10.1

OCP CLO 2016-12, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 1,666,106.59 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 648,613.94 Exhibit 10.1

OCP CLO 2017-14, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 1,424,711.88 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 554,639.18 Exhibit 10.1

OCP CLO 2018-15, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 1,424,711.88 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 554,639.18 Exhibit 10.1

OCP CLO 2019-16, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 1,186,249.47 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 461,805.96 Exhibit 10.1

OCP CLO 2019-17, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 1,191,301.64 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 463,772.76 Exhibit 10.1

OCP CLO 2020-8R, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 834,618.45 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 324,916.29 Exhibit 10.1

OCP CLO 2020-18, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 953,849.66 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 371,332.90 Exhibit 10.1

OCP CLO 2020-19, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 1,191,301.64 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 463,772.76 Exhibit 10.1

OCP CLO 2021-22, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 1,310,532.85 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 510,189.37 Exhibit 10.1

OCP CLO 2022-25, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager By:____________________________ Name: Steven Gutman Title: General Counsel Principal Amount of Term Loans: 1,427,833.73 Shares of Preferred Stock: Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: 555,854.51 Exhibit 10.1

MAM PT LLC By:____________________________ Name: Title: Principal Amount of Term Loans: Shares of Preferred Stock: 45,590 Amount of New Money Financing commitment: Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: Exhibit 10.1

MARATHON DISTRESSED CREDIT MASTER FUND By:____________________________ Name: Title: Principal Amount of Term Loans: $34,112,249.81 Shares of Preferred Stock: Amount of New Money Financing commitment: $6,752,000 Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: $34,112,250 Exhibit 10.1

MARATHON STEPSTONE MASTER FUND LP By:____________________________ Name: Title: Principal Amount of Term Loans: $2,738,275.98 Shares of Preferred Stock: Amount of New Money Financing commitment: $542,400 Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: $2,738,276 Exhibit 10.1

MCSP Sub, LLC By:____________________________ Name: Title: Principal Amount of Term Loans: $3,566,831.83 Shares of Preferred Stock: 4,410 Amount of New Money Financing commitment: $705,600 Amount of Preferred Equity Held Term Loans to be exchanged for New Second Lien PIK Convertible Notes: $3,566,832 Exhibit 10.1

CASPIAN CAPITAL L.P. in its capacity as manager, advisor, sub-advisor or similar capacity on behalf of certain funds and accounts By:____________________________ Name: Dominick Cromartie Title: Authorized Signatory Shares of Preferred Stock: 19,420 Shares of Preferred Stock Per Caspian Fund Caspian PT Holdings LLC: 10,704 Caspian Solitude Master Fund, L.P.: 1,353 Caspian HLSC1, LLC: 1,072 Caspian SC Holdings, L.P.: 849 Spring Creek Capital, LLC: 2,403 Blackstone Alternative Multi-Strategy Fund IV L.L.C. II: 1,516 Blackstone Alternative Multi-Strategy Fund IV L.L.C. IIA: 1,523 Amount of New Money Financing Total: $5,000,000.00 Amount of New Money Financing Per Caspian Fund Caspian Select Credit Master Fund, Ltd.: $1,826,725.03 Caspian Solitude Master Fund, L.P.: $348,352.21 Caspian HLSC1, LLC: $276,004.12 Caspian SC Holdings, L.P.: $218,589.08 Spring Creek Capital, LLC: $618,692,07 Caspian Focused Opportunities Fund, L.P.: $413,491.25 Caspian Keystone Focused Fund, L.P.: $515,705.46 Blackstone Alternative Multi-Strategy Fund IV L.L.C. II: $390,319.26 Blackstone Alternative Multi-Strategy Fund IV L.L.C. IIA: $392,121.52 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] Restricted - External Acknowledged pursuant to the direction in Section 28: BARCLAYS BANK PLC, as Administrative Agent By:____________________________ Name: Ronnie Glenn Title: Director Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] Restricted - External BARCLAYS BANK PLC, as Revolving Lender By:____________________________ Name: Ronnie Glenn Title: Director Principal Amount of Revolving Loans: $30,000,000 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] ADVENT INTERNATIONAL GPE VII LIMITED PARTNERSHIP By: GPE VII GP S.à r.l., General Partner By: Advent International GPE VII, LLC, _____________________________ Manager Justin Nuccio By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 11,324,692 ADVENT INTERNATIONAL GPE VII-B LIMITED PARTNERSHIP By: GPE VII GP S.à r.l., General Partner By: Advent International GPE VII, LLC, _____________________________ Manager Justin Nuccio By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 30,970,374 Exhibit 10.1 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] ADVENT INTERNATIONAL GPE VII-C LIMITED PARTNERSHIP By: GPE VII GP S.à r.l., General Partner By: Advent International GPE VII, LLC, ____________________________ Manager Justin Nuccio By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 9,845,475 ADVENT INTERNATIONAL GPE VII-D LIMITED PARTNERSHIP By: GPE VII GP S.à r.l., General Partner By: Advent International GPE VII, LLC, ____________________________ Manager Justin Nuccio By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 6,777,137 Exhibit 10.1 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] ADVENT INTERNATIONAL GPE VII-F LIMITED PARTNERSHIP By: GPE VII GP S.à r.l., General Partner By: Advent International GPE VII, LLC, ____________________________ Manager Justin Nuccio By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 2,873,509 ADVENT INTERNATIONAL GPE VII-G LIMITED PARTNERSHIP By: GPE VII GP S.à r.l., General Partner By: Advent International GPE VII, LLC, ____________________________ Manager Justin Nuccio By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 2,873,509 Exhibit 10.1 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] ADVENT INTERNATIONAL GPE VII-A LIMITED PARTNERSHIP By: GPE VII GP Limited Partnership, General Partner By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Title: Chief Legal Officer Shares of Common Stock: 10,481,755 ADVENT INTERNATIONAL GPE VII-E LIMITED PARTNERSHIP By: GPE VII GP Limited Partnership, General Partner By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Title: Chief Legal Officer Shares of Common Stock: 22,316,206 Exhibit 10.1 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] ADVENT INTERNATIONAL GPE VII-H LIMITED PARTNERSHIP By: GPE VII GP Limited Partnership, General Partner By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Title: Chief Legal Officer Shares of Common Stock: 1,743,884 ADVENT PARTNERS GPE VII LIMITED PARTNERSHIP By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 45,267 Exhibit 10.1 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] ADVENT PARTNERS GPE VII CAYMAN LIMITED PARTNERSHIP By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 806,132 ADVENT PARTNERS GPE VII-A LIMITED PARTNERSHIP By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 107,151 Exhibit 10.1 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] ADVENT PARTNERS GPE VII-A CAYMAN LIMITED PARTNERSHIP By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 212,875 ADVENT PARTNERS VII-B CAYMAN LIMITED PARTNERSHIP By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 1,063,662 Exhibit 10.1 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] ADVENT PARTNERS GPE VII 2014 LIMITED PARTNERSHIP By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 65,045 ADVENT PARTNERS GPE VII 2014 CAYMAN LIMITED PARTNERSHIP By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 155,782 Exhibit 10.1 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] ADVENT PARTNERS GPE VII-A 2014 LIMITED PARTNERSHIP By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 179,333 ADVENT PARTNERS GPE VII-A 2014 CAYMAN LIMITED PARTNERSHIP By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 109,904 Exhibit 10.1 Exhibit 10.1

[SIGNATURE PAGE TO TRANSACTION SUPPORT AGREEMENT] GPE VII ATI CO-INVESTMENT (DELAWARE) LIMITED PARTNERSHIP By: Advent International GPE VII, LLC, General Partner By: Advent International Corporation, Manager By:____________________________ Name: Amanda McGrady Morrison Title: Chief Legal Officer Shares of Common Stock: 13,878,964 Exhibit 10.1 Exhibit 10.1

WEIL:\99037057\16\18434.0011 Exhibit A Transaction Term Sheet Exhibit 10.1

Final Version SUMMARY OF TERMS AND CONDITIONS FOR NEW MONEY FINANCING AND AMENDMENTS TO THE EXISTING ATI CREDIT AGREEMENT This term sheet summarizes the principal economic terms of a new money financing to ATI Physical Therapy Inc. (“Topco”) and certain amendments and waivers to the Credit Agreement, dated as of February 24, 2022, by and among ATI Holdings Acquisition, Inc. (the “Borrower”), Wilco Intermediate Holdings, Inc. (“Holdings”), the lenders party thereto, Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”) and HPS Investment Partners, LLC (“HPS”), as Lender Representative (as amended or modified from time to time, the “Existing Credit Facility”). The transaction contemplated herein is subject to, among other things, negotiation and execution of mutually acceptable definitive documentation. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Existing Credit Facility. References to “Barclays” herein shall mean Barclays Bank PLC in its capacity as a Revolving Lender under the Existing Credit Facility. I. New Money Financing Commitment by Preferred Equityholders Commitment to provide a delayed draw new money financing (the “New Money Financing”) in an aggregate principal amount equal to $25.0 million in the form of new second lien PIK exchangeable notes (the “New Second Lien PIK Exchangeable Notes”) on the terms described below. Draws under the New Second Lien PIK Exchangeable Notes will be available during the period beginning on the date of the closing of the Transactions (as defined below) and ending on the date that is 18 months after such closing, in up to two draws of $12.5 million subject to, for each such draw, (a) projected liquidity within the 6 month period following the date of the relevant draw being below either (i) $20 million or (ii) the prevailing minimum liquidity covenant level and (b) the consent of the board of directors of Topco; provided, that, for the avoidance of doubt, the Company may draw $25 million under the New Second Lien PIK Exchangeable Notes in a single draw during such 18 month period. Proceeds of the New Second Lien PIK Exchangeable Notes shall be used solely for working capital purposes of the Loan Parties. The commitment for the New Money Financing shall be provided by certain holders (the “Preferred Equityholders”) of the Series A preferred stock of Topco (the “Preferred Topco Stock”) as provided in the Transaction Support Agreement. II. Treatment of Term Loans held by Preferred Equityholders $100.0 million of the aggregate principal amount of the Term Loans held by certain of the Preferred Equityholders or their Affiliates under the Existing Credit Facility in such amounts as to each such Preferred Equityholder as specified in the Transaction Support Agreement shall be exchanged for second lien debt in the form of additional New Second Lien PIK Exchangeable Notes (the “Preferred Equity Held Term Loan Exchange”). III. Terms of New Second Lien PIK Exchangeable Notes The terms and conditions of the New Second Lien PIK Exchangeable Notes will be reasonably satisfactory to the Preferred Equityholders, Barclays, the Administrative Agent, HPS, each Sponsor who provides New Second Lien PIK Exchangeable Notes, and the Borrower and shall, without limitation, include the following: (a) the New Second Lien PIK Exchangeable Notes will bear interest at a rate equal to 8.00% per annum, payable quarterly in kind in the form of additional New Second Lien PIK Exchangeable Notes and shall contain no amortization; provided that, upon the request of the Borrower or Topco, the last interest accrual period shall be extended by up to six months; Exhibit 10.1

2 (b) the New Second Lien PIK Exchangeable Notes shall have substantially similar terms (provided that such terms shall reflect the payment and lien subordination of the New Second Lien PIK Exchangeable Notes to the Existing Credit Facility, shall be consistent with the Intercreditor Agreement, shall contain customary cushions to the Existing Credit Facility and shall not contain financial covenants) and the same Loan Parties and Collateral as the Existing Credit Facility and shall be subordinated in right of payment and lien priority to the Existing Credit Facility subject to an intercreditor and subordination agreement, the material terms of which are set forth in the intercreditor term sheet annexed hereto as Exhibit A (the “Intercreditor Term Sheet” and such agreement, the “Intercreditor Agreement”); (c) the New Second Lien PIK Exchangeable Notes shall have a maturity date occurring at least 6 months after the Initial Term Loan Maturity Date under the Existing Credit Facility; (d) the New Second Lien PIK Exchangeable Notes will be exchangeable, at the option of the holders thereof, into shares Class A common stock of Topco at a fixed price of $0.25; (e) prior to exchange, the New Second Lien PIK Exchangeable Notes will have voting rights on an “as-exchanged” basis, as if exchanged into common stock; provided that if the voting rights afforded to holders of the New Second Lien PIK Exchangeable Notes prior to exchange (as contemplated by clause (e) above) are capped under applicable NYSE listing rules in a manner that would result in a holder of a New Second Lien PIK Exchangeable Note having less voting power immediately prior to an exchange than such holder would have immediately following such exchange, the Borrower and Topco shall take any and all such other steps as are lawful and necessary to provide the holders of the New Second Lien PIK Exchangeable Notes with the voting rights they would have been afforded under clause (e) above but for such NYSE listing rule limitations (such voting rights, the “Equivalent Voting Rights”), including without limitation by (x) amending, supplementing, modifying or otherwise altering the terms of the Preferred Topco Stock to provide the holders thereof with the right to vote together with the holders of common stock as a single class, (y) issuing to holders of the New Second Lien PIK Exchangeable Notes additional equity securities issued by Topco (or options or warrants to purchase additional equity securities issued by Topco) and/or (z) taking any and all such other actions lawful and necessary, in each case in a manner that would result in the aggregate voting rights afforded to the holders of the New Second Lien PIK Exchangeable Notes (including via the issuance or modification of any such other securities) prior to exchange being equal to the aggregate voting rights that would be afforded to such holders immediately following such exchange; provided further that it is understood and agreed that the Preferred Equityholders, Topco and the Borrower shall negotiate in good faith in order to achieve the Equivalent Voting Rights to the extent possible without modifying the existing economic rights of the Parties; provided further still that (xx) any modification providing for Equivalent Voting Rights that would otherwise have a non de minimis impact on Advent’s economic position with respect to the Transaction (including Advent’s pro forma equity ownership) shall require Advent’s prior written consent and (yy) the Preferred Equityholders will not be required to agree to the terms of the New Second Lien PIK Exchangeable Notes if the Equivalent Voting Rights cannot be achieved and if the Preferred Equityholders deliver written notice to the Parties that they do not otherwise agree, then the Transaction Support Agreement shall automatically be terminated; and (f) the New Second Lien PIK Exchangeable Notes will not provide for a “forced exchange” right during the first two years of issuance and will not be redeemable prior to maturity. Exhibit 10.1

3 IV. Waivers under the Existing Credit Facility The Required Lenders under the Existing Credit Facility shall consent to the following covenant relief and modifications: (i) Minimum Liquidity Covenant (Section 6.15(a)): Commencing with the Fiscal Quarter ending March 31, 2023, the covenant level, which shall be tested with respect to each Fiscal Quarter through and including December 31, 2024, shall be modified as follows: Test Date Minimum Liquidity March 31, 2023 $30 million June 30, 2023 $25 million September 30, 2023 $15 million December 31, 2023 $15 million All Fiscal Quarters in 2024 $10 million (ii) Net First Lien Leverage Ratio Financial Covenant (Section 6.15(b)): Compliance with the covenant shall be waived for the Test Periods ending June 30, 2024, September 30, 2024 and December 31, 2024, respectively. For Test Periods ending thereafter, the maximum net first lien leverage ratio covenant levels shall be reset to the following levels: Test Period Ended Maximum Net First Lien Leverage Ratio March 31, 2025 11.00x June 30, 2025 10.00x September 30, 2025 9.00x December 31, 2025 8.00x March 31, 2026 7.50x June 30, 2026 and thereafter 7.00x (iii) No Going Concern Requirement: The requirement to deliver an audit that is not subject to a “going concern” explanatory paragraph or like statement shall be waived for the fiscal years ending December 31, 2022, December 31, 2023 and December 31, 2024, respectively. V. Term Loan Facility In consideration for the waiver and permitting the transactions contemplated herein (the “Transactions”), (i) from and after the date of the Definitive Documents, interest on all Term Loans held after giving effect to the Transactions shall be increased by 100 bps per annum with such increased amount to be paid in kind (the “PIK Interest Increase”); provided that the PIK Interest Increase shall fall away after the end of the two consecutive trailing four fiscal quarter periods for which Consolidated Adjusted EBITDA is $50.0 million or higher; and (ii) call protection on all Term Loans after giving effect to the Transactions shall be reset from the date of the waiver as indicated below: Exhibit 10.1

4 Period Prepayment Premium Prior to the second anniversary of the waiver Make-Whole Amount On or after the second anniversary of the waiver but prior to the third anniversary of the waiver 3.00% of the outstanding principal amount of the Term Loans being prepaid or repaid On or after the third anniversary of the waiver 0.00% of the outstanding principal amount of the Term Loans being prepaid or repaid VI. Revolving Credit Facility The Required Revolving Lenders under the Existing Credit Facility to consent to the modifications of the Minimum Liquidity Financial Covenant and the Maximum Net First Lien Leverage Ratio Financial Covenant specified herein, and waiver of the requirement to deliver an audit that is not subject to a “going concern” explanatory paragraph or like statement for the fiscal years ending December 31, 2022 and December 31, 2023 and December 31, 2024. For the avoidance of doubt, there shall be no change to the Commitment Fee Rate applicable to any unused amount of the Revolving Credit Commitment. In consideration for the waiver and permitting the Transactions, from and after the date of the Definitive Documents, interest on the Revolving Loans shall be increased by 100 bps per annum (payable in cash) (such increased rate, the “Increased Revolving Loan Interest Rate”); provided that such increase shall fall away upon the Borrower achieving Consolidated Adjusted EBITDA equal to $50.0 million or higher for two consecutive trailing four fiscal quarter periods. VII. Conditions Precedent The effectiveness of the waivers and amendments to the Existing Credit Facility contained herein and the other Transactions shall be subject to customary conditions precedent for a transaction of this type and, in any event, to include: A. Receipt by the Borrower of commitments for the New Money Financing . The documentation governing the commitment for the New Money Financing, together with any documentation necessary or advisable to implement the transactions contemplated by this term sheet, shall be in form and substance materially consistent with this term sheet (including the Intercreditor Term Sheet and the existing credit agreement modifications term sheet annexed hereto as Exhibit B (the “Credit Agreement Modifications Term Sheet”)) and otherwise reasonably satisfactory to the Preferred Equityholders, HPS, Barclays, the Administrative Agent, the Borrower and Advent, as applicable. B. The Preferred Equity Held Term Loan Exchange shall have been completed and the Intercreditor Agreement shall have been entered into by the representative of the New Second Lien PIK Exchangeable Notes and the Administrative Agent under the Existing Credit Facility, and acknowledged by the Loan Parties. The documentation governing the New Second Lien PIK Exchangeable Notes shall be in form and substance reasonably satisfactory to the Preferred Equityholders, HPS, Barclays, the Administrative Agent and the Borrower. The terms in the Intercreditor Agreement that are not otherwise set forth in the Intercreditor Term Sheet shall be in form and substance reasonably satisfactory to the Preferred Equityholders, HPS, Barclays, the Administrative Agent and the Borrower. Exhibit 10.1

5 C. Lenders shall have received from the Borrower a budget (including an initial 13-week cash flow budget) in form reasonably acceptable to HPS, Barclays, the Administrative Agent and the Preferred Equityholders. D. After giving effect to the Transactions, (a) the capitalization and governance of Topco and its subsidiaries shall be materially consistent with this term sheet and otherwise reasonably satisfactory to HPS, Barclays, the Preferred Equityholders, Advent and the Borrower, (b) John Maldonado will not seek re-election to the board of directors of Topco (the “Topco Board”) at the 2023 shareholders meeting of Topco, (c) HPS shall have the right to appoint one board observer to the Topco Board, (d)(i) the Preferred Equityholders shall have the right to appoint three additional directors to the Topco Board (resulting in the right of the Preferred Equityholders to appoint a total of four directors to the Topco Board and such that the Topco Board shall consist of 10 directors (or 11 directors if Andrew A. McKnight remains on the Topco Board) in total) and (ii) the EBITDA based fall-away provision for the director designation rights of the Preferred Equityholders set forth in clause (i) of the proviso in Section 3(a) of the certificate of designation for the Preferred Topco Stock will be deleted, (e) the Topco Board will be declassified to effect, among other things, that all go-forward appointments of directors to the Topco Board will be for terms of one year (for the avoidance of doubt, without affecting the length of the terms of directors of the Topco Board that are in effect on the date on which the Transactions are consummated), and (f) Advent will no longer have the right to appoint five directors to the Topco Board and the Topco stockholders agreement will be terminated. E. Execution of customary, mutual releases with respect to Preferred Equityholders, HPS, Barclays, the Administrative Agent, Borrower, and the Sponsors. F. Payment of reasonable fees and expenses incurred by the Sponsors, HPS, Barclays, the Administrative Agent and the Preferred Equityholders in connection with the transactions contemplated by this term sheet. G. The consents required pursuant to the Existing Credit Agreement and that certain Agreement Among Lenders, dated as of February 24, 2022, by and among the Administrative Agent, HPS and each of the revolving lenders under the Existing Credit Agreement (the “Agreement Among Lenders”) to consummate the Transactions and amend the Existing Credit Agreement shall have been obtained. H. If reasonably requested by Barclays or HPS, the Agreement Among Lenders shall be amended in a manner to be reasonably agreed among the parties thereto, including, without limitation, an amendment to modify clause (e)(ii) of the definition of “Waterfall/Voting Triggering Event” in a manner reasonably acceptable to the parties thereto. Exhibit 10.1

6 VIII. Additional Matters Requiring Shareholder Approval Any corporate actions in connection with the Transactions that require shareholder approval, including without limitation, issuances of securities, voting rights for the New Second Lien PIK Exchangeable Notes on an “as-exchanged” basis, increase in authorized shares and amendments of the certificate of incorporation will be (a) approved by the special committee and board of directors of Topco and recommended by the board of directors of Topco for approval by the shareholders of Topco at a shareholder meeting and (b) in connection with the entry into the agreements providing for the Transactions, shareholders holding a majority of the stock of Topco will execute irrevocable voting and support agreements materially consistent with this term sheet and otherwise reasonably acceptable to the parties agreeing to vote in favor of such transactions for all relevant Delaware and NYSE purposes at the shareholder meeting. Promptly thereafter, Topco will file with the SEC and thereafter mail to its shareholders a Proxy Statement on Schedule 14A in connection with the foregoing transactions and promptly upon receipt of the approval of shareholders at the shareholder meeting, the Transactions will close. IX. Certain Additional Matters The Existing Credit Facility will be amended to, among other things, (a) require the delivery of an updated 13-week cash flow budget and variance report every four weeks in form and substance reasonably acceptable to HPS and Barclays with such requirement to fall away after the end of the first four quarter period for which Consolidated Adjusted EBITDA is $50 million or higher, (b) require the delivery of monthly reports together with operating metrics, liquidity calculations and KPI’s to be agreed, (c) permit incurrence of and address matters relating to the New Second Lien PIK Exchangeable Notes, and require the use of proceeds thereof to be used for working capital purposes, (d) add events of default for the failure to retain the HPS board observation rights and to comply with the updated reporting requirements, (e) implement the changes contemplated in the Credit Agreement Modifications Amendment, which shall not, for the avoidance of doubt, include any modifications to the Liquidity Covenant Cure Right or the Leverage Covenant Cure Right and (f) amend the definition of “Permitted Holders” to include certain of the Preferred Equityholders and their respective affiliates, related funds or investment vehicles. Both the Existing Credit Facility and the terms of the Preferred Topco Stock will be amended to include a covenant that, so long as the Borrower is required to deliver an updated 13-week cash flow budget and variance report every four weeks, the Borrower shall be required to retain an operational and cash flow consultant to be agreed upon and reasonably satisfactory to each of the Borrower, HPS, Barclays and the Preferred Equityholders. The parties will negotiate in good faith regarding a Management Incentive Program (MIP) and other employee compensation matters. X. Counsel Weil, Gotshal & Manges LLP (Borrower) Milbank LLP (HPS) Davis Polk & Wardwell LLP (Preferred Equityholders) Ropes & Gray LLP (Advent) Cahill Gordon & Reindel LLP (Barclays) Exhibit 10.1

Exhibit A Intercreditor Agreement Term Sheet Exhibit 10.1

Intercreditor Term Sheet Summary of Principal Terms and Conditions of the Intercreditor Agreement Parties: (i) Barclays Bank PLC, as collateral agent (the “First Lien Collateral Agent”) for the lenders under the Existing Credit Facility (the “First Lien Credit Agreement”; the agents and lenders under the First Lien Credit Agreement, collectively, the “First Lien Secured Parties”); and (ii) a person to be agreed, as collateral agent (the “Second Lien Collateral Agent”) for the holders of the New Second Lien PIK Exchangeable Notes (the “Second Lien Note Purchase Agreement”; the collateral agent, notes trustee and holders of the Second Lien Notes, collectively, the “Second Lien Secured Parties”). The Loan Parties shall acknowledge the terms of the Intercreditor Agreement. All documents entered into in connection with the First Lien Credit Agreement, including collateral documents, shall be referred to as the “First Lien Loan Documents” and all documents entered into in connection with the New Second Lien PIK Exchangeable Notes, including collateral documents, shall be referred to as the “Second Lien Note Documents”. Purpose: To establish payment subordination and the relative rights and privileges of the parties with respect to the collateral for the obligations under the First Lien Credit Agreement (the “First Lien Obligations”; including any refinancings, replacements, extensions, or increases thereof) and for the obligations under the New Second Lien PIK Exchangeable Notes and the documents governing New Second Lien PIK Exchangeable Notes (the “Second Lien Obligations”) (collectively, the “Collateral”). Priority of Obligations: The Intercreditor shall provide for (a) the payment subordination of the Second Lien Obligations to the First Lien Obligations and (b) the lien subordination of the liens securing the Second Lien Obligations to the liens securing the First Lien Obligations. Until the payment of the First Lien Obligations (other than contingent obligations for which no claim has been made) in full in cash and termination of all commitments and termination or cash collateralization of all letters of credit (the “Discharge of First Lien Obligations”): (i) all Second Lien Obligations shall be junior and subordinated in right and time of payment in all respects to the First Lien Obligations; (ii) the liens securing the Second Lien Obligations shall be junior and subordinated in all respects to the liens securing the First Lien Obligations; (iii) until the date that is 180 days after notice from the Second Lien Collateral Agent to the First Lien Collateral Agent of the occurrence of an acceleration of the Second Lien Obligations (the “Standstill Exhibit 10.1

- 2 - Period”), the Second Lien Collateral Agent shall not exercise or seek to exercise any rights or remedies (including setoff, recoupment, the right to credit bid its debt (other than as specifically described below under “Exercise of Remedies/No Contest”) and foreclosure on any Collateral) (other than acceleration, the filing of a proof of claim or statement of interest, and actions to preserve, create or perfect liens and the filing of defensive or responsive pleadings, so long as such pleadings are not adverse to, or could impair the rights and remedies and priority status of, the First Lien Secured Parties and are not inconsistent with the terms of the Intercreditor Agreement) against any Loan Party and shall not institute any action or proceeding against any Loan Party with respect to such rights or remedies (collectively, “Enforcement Action”); provided that the Standstill Period shall be tolled if an insolvency or bankruptcy proceeding shall have commenced against a Loan Party or if the First Lien Secured Parties are then diligently pursuing an enforcement action against the Loan Parties (this clause (iii), the “Standstill Clause”); (iv) the Second Lien Collateral Agent will not take or receive any payment or other distribution (whether in cash, securities or other property, including, without limitation, Collateral, any proceeds of Collateral or assets that are not Collateral or any proceeds of avoidance actions) (a “Distribution”) on account of the Second Lien Obligations (other than (i) customary agency and administration fees, (ii) reimbursement of reasonable out-of-pocket fees and expenses of legal counsel to the Second Lien Secured Parties relating to the transactions to be consummated on the Closing Date or otherwise prior to an Event of Default under the First Lien Loan Documents and (iii) interest that is paid in kind on the New Second Lien PIK Exchangeable Notes); and (v) if any Distribution in respect of any Second Lien Obligation shall be received by a Second Lien Secured Party in contravention of the Intercreditor Agreement, then such Distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the First Lien Collateral Agent for distribution to the First Lien Secured Parties, in such order as specified in the relevant First Lien Loan Documents, to the extent necessary to pay all First Lien Obligations in full in cash. Exercise of Remedies/No contest: Until the Discharge of First Lien Obligations and subject to the Standstill Clause, the First Lien Collateral Agent shall have the sole and exclusive right to commence and maintain any enforcement action or otherwise enforce rights or exercise remedies against the Loan Parties (including set-off, recoupment, the right to credit bid its debt and foreclosure on any Collateral) and the holders of the Second Lien Obligations will not contest, protest or object to, or otherwise interfere with, any foreclosure proceeding or action brought by the First Lien Collateral Agent or any holders of the First Lien Obligations against any Loan Party. No Second Lien Secured Party (or anyone acting on their behalf) shall initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the First Lien Obligations, the First Lien Debt Documents Exhibit 10.1

- 3 - or any liens and security interests in property securing the First Lien Obligations and no First Lien Secured Party (or anyone acting on their behalf) shall initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Second Lien Obligations, the Second Lien Debt Documents or any liens and security interests in property securing the Second Lien Obligations. For the avoidance of doubt, nothing provided for in the preceding sentence shall be interpreted or construed under any circumstances to impair, limit, prevent, restrict or contradict the rights of the First Lien Collateral Agent to enforce the Intercreditor Agreement. Distributions: Until the Discharge of First Lien Obligations, all Distributions received in connection with the exercise of remedies or in any bankruptcy or insolvency proceeding, shall be applied by the First Lien Collateral Agent to the First Lien Obligations in such order as specified in the relevant First Lien Loan Documents. Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall deliver to the Second Lien Collateral Agent all remaining proceeds of Distributions held by it to be applied by the Second Lien Collateral Agent to the Second Lien Obligations in such order as specified in the Second Lien Note Documents. Restrictions on Amendments: Neither the First Lien Loan Documents nor the Second Lien Note Documents may be amended or refinanced without the consent of the Second Lien Collateral Agent or First Lien Collateral Agent, respectively, to the extent such amendment or refinancing would violate the provisions of the Intercreditor Agreement or contravene other matters as may be agreed. Any waivers, amendments or consents with respect to any provision of the collateral documents securing the First Lien Obligations shall be deemed to automatically apply to any applicable provisions of the collateral documents securing the Second Lien Obligations; provided no such waiver, amendment or consent shall (i) remove or release assets subject to the lien of the Second Lien Note Documents, except to the extent that a release of such lien is permitted by the Intercreditor Agreement and the Second Lien Note Documents and there is a corresponding release of the liens securing the First Lien Obligations, (ii) impose duties on the Second Lien Collateral Agent without its consent, or (iii) permit other liens on the Collateral not permitted under the terms of the Second Lien Note Documents or the Intercreditor Agreement. Releases: The Intercreditor Agreement will provide that if (i) in connection with (x) any sale of other disposition of Collateral by any Loan Party permitted under the terms of the First Lien Credit Agreement and the Second Lien Note Documents or (y) any Enforcement Action or other exercise of remedies by the First Lien Collateral Agent against a Loan Party, the First Lien Collateral Agent releases any of its liens on any part of the Collateral of such Loan Party, then the liens, if any, of the Second Lien Collateral Agent on such Collateral, shall be automatically, unconditionally and simultaneously released, or (ii) the Exhibit 10.1

- 4 - equity interests of any Loan Party are foreclosed upon or otherwise disposed of, or any Loan Party is release from its guaranty, in a manner permitted under the terms of the First Lien Credit Agreement and the Second Lien Note Documents or in connection with any Enforcement Action or other exercise of remedies by the First Lien Collateral Agent against a Loan Party and the First Lien Collateral Agent releases its lien on the equity interests, property or assets of such Loan Party and the obligations of such Loan Party under its guaranty of the First Lien Obligations, then the liens, if any, of the Second Lien Collateral Agent on such equity interests, property or assets, and the obligations of such Loan Party under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released; provided, that the proceeds of such foreclosure, sale or disposition are applied pursuant to the payments waterfall or in the case of a permitted asset sale, in accordance with the terms of the First Lien Credit Agreement. Bankruptcy: In the event of an insolvency or liquidation proceeding of the Borrower, whether voluntary or involuntary, if the First Lien Collateral Agent or any other First Lien Secured Party shall desire to permit the use of cash collateral or to permit the Borrower to obtain debtor-in-possession financing (a “DIP Financing”), then, if the principal amount of such DIP Financing does not exceed 20% of the principal amount of the then outstanding First Lien Obligations, plus the amount of any First Lien Obligations that are rolled-up into or refinanced by such DIP Financing, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, agrees that it will (i) raise no objection to such use of cash collateral or DIP Financing, (ii) will not request adequate protection or any other relief in connection therewith (unless (A) the First Lien Collateral Agent is granted a senior lien on such adequate protection lien and (B) such adequate protection is subordinated to the adequate protection requested by the First Lien Collateral Agent, in each case to the same extent as the Second Lien Obligations are subordinated to the First Lien Obligations) and (iii) the Second Lien Collateral Agent will subordinate its liens in the Collateral to the liens securing such DIP Financing (and all obligations relating thereto) to the extent the liens securing the First Lien Obligations are subordinated or pari passu with such DIP Financing. No Second Lien Collateral Agent or Second Lien Secured Party may provide a DIP Financing. Each of the Second Lien Secured Parties shall be deemed to have consented to, and agrees that it will raise no objection to or contest (or support any other Person in objecting to or contesting), (i) any disposition (whether under Sections 363, 1123 or 1129 of the Bankruptcy Code) of any Collateral free and clear of any Liens, claims or interests held by or on behalf of the Second Lien Collateral Agent or the Second Lien Secured Parties, to the extent that such disposition has been consented to by the First Lien Collateral Agent (and so long as the proceeds of such Collateral, if any, are applied in accordance with the payments waterfall), (ii) any motion for bid procedures or other procedures related to any such disposition, or (iii) any credit bid by the Exhibit 10.1

- 5 - First Lien Secured Parties (including through one or more acquisition vehicles) in connection therewith. For the avoidance of doubt, the Second Lien Collateral Agent and any of the Second Lien Secured Parties may submit a credit bid or cash bid with respect to the Collateral if such bid provides for the First Lien Obligations (including any DIP Financing provided by First Lien Secured Parties) are indefensibly paid in full in cash (1) on closing of a sale under section 363 of the Bankruptcy Code or (2) if proceeds of the sale are not distributed on the closing of such sale, on the effective date of a chapter 11 plan that is confirmed by the Bankruptcy Court pursuant to an order (that is not subject to a stay) not later than 90 days following the closing date of the sale referenced in (1). Plan Voting: The Second Lien Collateral Agent and the Second Lien Secured Parties may not propose or support or vote in favor of any plan of reorganization or liquidation (and each shall and shall be deemed to have voted to reject any plan of reorganization) unless such plan (a) pays off, at the time of effectiveness thereof, in cash and in full, all First Lien Obligations or (b) is accepted by the class of holders of First Lien Obligations voting thereon in accordance with Section 1126(c) of the Bankruptcy Code. The Second Lien Collateral Agent and the Second Lien Secured Parties may propose or support or vote in favor of any plan of reorganization or liquidation that pays off, at the time of effectiveness thereof, in cash and in full, all First Lien Obligations. Purchase Right: Following an acceleration of the First Lien Obligations or a payment event of default with respect to the First Lien Obligations that has been continuing for more than 30 days or the commencement of an insolvency or bankruptcy proceeding with respect to a material Loan Party (each, a “Purchase Event”), the holders of the Second Lien Obligations will have the right for a period of time not to exceed 30 days after the initial occurrence of a Purchase Event to purchase all, but not less than all, of the First Lien Obligations in immediately available funds in an amount equal to 100% of the principal of such First Lien Obligations (and the purchase price shall include all accrued and unpaid interest thereon plus all accrued and unpaid fees and premiums, including any Prepayment Premium and any Make-Whole Amount then applicable), without warranty, representation or recourse (other than a representation as to title). Amendments; Waivers: The Intercreditor Agreement may not be amended without the written consent of the First Lien Collateral Agent (acting at the direction of the Required Term Lenders and the Required Revolving Lenders under the First Lien Credit Agreement) and the Second Lien Collateral Agent. Other Specified Junior Debt: If additional Specified Junior Debt is permitted to be incurred under the First Lien Credit Documents, the representative of such Specified Junior Debt shall become a party to the Intercreditor Agreement, on behalf of itself and the holders of such Specified Junior Debt, as a Second Lien Collateral Agent, the holders of such Specified Junior Debt shall be Second Lien Secured Parties and the obligations under Exhibit 10.1

- 6 - such Specified Junior Debt shall be treated as additional Second Lien Obligations (it being understood that in the case of Specified Junior Debt in the form of unsecured indebtedness, the Intercreditor Agreement shall provide that such Indebtedness is not subject to the lien subordination provisions for therein). Governing Law: The State of New York. The foregoing is intended to summarize certain basic terms of the Intercreditor Agreement and is not intended to be a definitive list of all of the terms of the Intercreditor Agreement. Exhibit 10.1

Exhibit B Credit Agreement Modifications Term Sheet Exhibit 10.1

WEIL:\99050386\7\18434.0011 EXISTING CREDIT AGREEMENT MODIFICATIONS No. Item Modification Certain Defined Terms 1. “Consolidated Adjusted EBITDA” clause (c)(viii) Reduce cap applicable to clause (c)(viii)(D) from $20m to $15m. 2. “Consolidated Adjusted EBITDA”, clause (c)(ix) Reduce cap in clause (c)(ix) from $9m to $6m. 3. “Available Amount” Modify the definition of “Available Amount” as follows: - (i) Delete $5m starter amount in clause (a)(i); - (ii) Delete clause (a)(iv) - (iii) Add that in no event shall any proceeds or the conversion into equity of the New Second Lien PIK Exchangeable Notes build the Available Amount. Same addition to be made to the definition of “Available Excluded Contribution Amount”. 4. “Affiliate” Add that for purposes of the transactions with affiliates covenant, “Affiliates” includes any person that can vote more than 5% of the equity interests of the subject person. 5. “Affiliated Lenders” Modify definition to include any holder of the New Second Lien PIK Exchangeable Notes and any Affiliate thereof. 6. . Default Interest Modify Section 2.13(d) to provide that interest at the default rate accrues on all obligations automatically upon the occurrence of a payment or bankruptcy related Event of Default. 7. “Waterfall/Voting Triggering Event” Modify clause (e)(ii) of the definition of “Waterfall/Voting Triggering Event” in a manner to be reasonably agreed among Barclays, HPS and the Borrower, including, without limitation, to reference the new Net First Lien Leverage Ratio Financial Covenant instead of the Secured Net Leverage Ratio Financial Covenant. Unrestricted Subsidiaries 8. Unrestricted Subsidiaries (§5.10) Remove ability to designate subsidiaries as “Unrestricted”. Delete Section 5.10 and modify definition of “Restricted Subsidiaries” to capture any subsidiary of the Borrower. The Borrower shall represent on the amendment effective date that it does not have any Unrestricted Subsidiaries. Indebtedness Exhibit 10.1

Exhibit 10.1

No.	Item	Modification
9.	Incremental Facility (§2.22) "Incremental Cap"	(i) Add that Required Lender consent is required for any incurrence of additional pari lien indebtedness and, in addition, that Required Revolving Lender consent shall also be required for any incurrence of Incremental Revolving Facilities. (ii) Delete clause (d) of the definition of "Incremental Cap" (iii) Holders of the New Second Lien PIK Exchangeable Notes and their Affiliates may not provide an incremental facility.
10.	General Debt basket (§6.01(u)) General Lien Basket (§6.02(u))	Reduce each of the general debt and lien basket cap to $3.5m. Remove grower.
11.	Junior Lien / Unsecured Debt basket (§6.01(w))	Delete existing ratio basket. New basket permitting the issuance of additional junior lien debt in the form of (i) without duplication of what is contemplated by the Transaction Term Sheet, the New Second Lien Exchangeable Notes contemplated by the Transaction Term Sheet, <u>plus</u> (ii) additional amounts of junior lien or subordinated unsecured debt (in each case, the interest on which must be paid in kind and the terms of which (other than with respect to conversion) shall be consistent with the terms of the New Second Lien PIK Exchangeable Notes) to be capped at $150,000,000, in each case, plus PIK interest with respect thereto (collectively, the "<u>Specified Junior Debt</u>"); and, in each case, subject at all times to the Intercreditor Agreement or a substantially consistent subordination agreement..
Asset Sales and Asset Sale Sweep		
12.	Dispositions Covenant (§6.07)	Reduce de minimis exclusion in the introduction to Section 6.07 to $1m / $2.5m, applicable after the amendment effective date.
13.	General Asset Sale basket (§6.07(h))	Modify clause (h) of Section 6.07 to provide the 75% minimum cash consideration requirement applies for all dispositions made under this basket (i.e. no thresholds or deemed cash exceptions)
14.	Asset Sale Sweep (§2.11(b)(ii))	(i) Delete $15m de minimis threshold in clause (b)(ii) of Section 2.11. (ii) Add an annual cap on reinvestment rights not to exceed $10 million (with measurement to commence after the amendment effective date). (iii) Reinvestment period to be 12 months (with no additional 180 day commitment to reinvest period), subject to extension by the Lender Representative. (iv) Limit reinvestments solely to capital expenditures and long-term capital assets useful to the business, as determined by the Borrower in good faith.
15.	"Dispositions"	Definition of Dispositions shall include issuances of Equity Interests of subsidiaries of the Borrower

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WEIL:\99050386\7\18434.0011

Exhibit 10.1

No.	Item	Modification
Restricted Payments / Restricted Debt Payments		
16.	Shared RP and RDP basket (§6.04(a)(x) and (§6.04(b)(iv))	Reduce the general RP and RDP baskets in clauses (a)(x) and (b)(iv) of Section 6.04 to $1m and limit use of RP basket to payments to ATI Physical Therapy, Inc., but not to any shareholders of ATI Physical Therapy, Inc..
17.	Specified Junior Debt	Credit Agreement to be modified to provide that: (i) no payments (including, without limitation, any refinancing, exchange or similar transaction) shall be permitted to be made under the Specified Junior Debt prior to the payment in full in cash of the Obligations (subject to exceptions for (a) customary administrative agency fees, (b) provided no Event of Default under the Credit Agreement has occurred, payment of reasonable legal fees and (c) conversions to equity issued by ATI Physical Therapy, Inc.); and (ii) No amendments may be made to the documentation governing the Specified Junior Debt that are adverse to the interests of the Lenders without the consent of the Administrative Agent and the Lender Representative (the "Second Lien Amendment Provision")
Investments		
18.	Similar Businesses Investments basket (§6.06(d))	Limit clause (d) of Section 6.06 to investments in joint ventures and reduce cap to $3.5m and eliminate grower.
Affiliate Transactions		
19.	Sponsor Management Fees (§6.09(f)(i))	Delete clause (i) of Section 6.09(f).
20.	Reimbursement of Sponsor Expenses (§6.09(f)(ii))	Modify clause (ii) to include a $500,000 cap on the reimbursement of Sponsor expenses (which cap shall not, for the avoidance of doubt, apply to indemnification obligations).
21.	Advisory Fees (§6.09(h))	Delete clause (h) of Section 6.09.
22.	Fairness Opinion (§6.09(o))	Delete clause (o) of Section 6.09.
Other		
23.	N/A	Other modifications as needed to implement the Transaction Term Sheet and as otherwise agreed. If the New Second Lien PIK Exchangeable Notes are issued by ATI Physical Therapy Inc., ATI Physical Therapy Inc. will be added as a guarantor and grantor on a senior basis to the New Second Lien PIK Exchangeable Notes.
24.	Certain Amendments	(i) Consent of the Required Term Lenders and the Required Revolving Lenders shall be required for any amendments to (i) the Intercreditor

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WEIL:\99050386\7\18434.0011

- 4 - WEIL:\99050386\7\18434.0011 No. Item Modification Agreement, (ii) the Second Lien Amendment Provision and (iii) the covenant restricting payments on junior debt in the Credit Agreement to permit payments under the Specified Junior Debt. (ii) Consent of the Required Revolving Lenders shall be required for any amendment to the restricted payment covenant that would permit any “restricted payment” (as defined in the Existing Credit Agreement) to any shareholder of the Borrower, Holdings or ATI Physical Therapy, Inc. Exhibit 10.1

-2- WEIL:\99037057\16\18434.0011 Exhibit B FORM OF JOINDER AGREEMENT FOR CONSENTING STAKEHOLDER This Joinder Agreement to the Transaction Support Agreement, dated as of March [●], 2023 (as amended, supplemented, or otherwise modified from time to time, the “Agreement”), by and among the Company and the Consenting Stakeholders, is executed and delivered by_______________________ (the “Joining Party”) as of ____________, 2023. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement. 1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder Agreement as Annex I (as the same has been or may be hereafter amended, restated, or otherwise modified from time to time in accordance with the provisions hereof). The Joining Party shall hereafter be deemed to be a (i) “Consenting Stakeholder” and (ii) a “Party” for all purposes under the Agreement and with respect to any and all indebtedness or share of stock held by such Joining Party. 2. Representations and Warranties. With respect to the aggregate principal amount of indebtedness or number of shares of stock, in each case, set forth below its name on the signature page hereto, the Joining Party hereby makes the representations and warranties set forth in Section 11 of the Agreement to each other Party to the Agreement. 3. Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflict of laws provisions that would require the application of the law of any other jurisdiction. [Signature Page Follows] Exhibit 10.1

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above. CONSENTING STAKEHOLDER By: Name: Title: Principal Amount of Term Loans: $__________ Principal Amount of Revolving Loans: $__________ Principal Amount of Preferred Stock: $__________ Principal Amount of Common Stock: $__________ Notice Address: Fax: Attention: Email: Exhibit 10.1